                                                 File Nos. 33-37459 and 811-6200
    As filed with the Securities and Exchange Commission on January 16, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 23                                               X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 27                                                              X]

                                 --------------
                               SCHWAB INVESTMENTS
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000

                             Tom D. Seip, President
                               Schwab Investments
             101 Montgomery Street, San Francisco, California 94104
                     (Name and Address of Agent for Service)

                          Copies of communications to:

                  Martin E. Lybecker, Esq.   Frances Cole, Esq.
                  Ropes & Gray               Charles Schwab Investment
                  One Franklin Square        Management, Inc.
                  1301 K Street, N.W.,       101 Montgomery Street
                  Suite 800 East             San Francisco, California 94104
                  Washington, D.C.  20005

It is proposed that this filing will become effective (check appropriate box):
         / / Immediately upon filing pursuant to paragraph (b)
         / / On [date], pursuant to paragraph (b)
         /X/ 60 days after filing pursuant to paragraph (a)(i)
         / / On [date], pursuant to paragraph (a)(i)
         / / 75 days after filing pursuant to paragraph (a)(ii)
         / / On [date], pursuant to paragraph (a)(ii) of Rule 485 if appropriate, check appropriate box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                               SCHWAB INVESTMENTS
                              CROSS REFERENCE SHEET
                                       FOR
                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
                       SCHWAB TOTAL BOND MARKET INDEX FUND

         The information required by Items 1 through 9 for Schwab California Long-Term Tax-Free Bond Fund, Schwab Long-Term Tax Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund, each a separate portfolio of the Registrant, is hereby incorporated by reference to the Prospectus for each Portfolio filed with the Securities and Exchange Commission pursuant to Rule 485(b) on December 15, 1997.

         The information required by Items 1 through 9 for Schwab 1000 Fund(R), a separate portfolio of the Registrant, is hereby incorporated by reference to the Prospectus for the Portfolio filed with the Securities and Exchange Commission pursuant to Rule 485(b) on December 30, 1997.

                               SCHWAB INVESTMENTS
                              CROSS REFERENCE SHEET
                                       FOR
                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
                       SCHWAB TOTAL BOND MARKET INDEX FUND

Part A Item                                           Prospectus Caption
1.       Cover Page                                   Cover Page

2.       Synopsis                                     Key Features;
                                                      Expenses

3.       Condensed Financial Information              Not applicable

4.       General Description of Registrant            Organization & Management;
                                                      Investment Objective, Policies & Risks

5.       Management of the Fund                       Organization & Management

5. (a)   Management's Discussion of Fund Performance  Not applicable

6.       Capital Stock and Other Securities           Organization & Management;
                                                      Investing in Shares

7.       Purchase of Securities Being Offered         Investing in Shares

8.       Redemption or Repurchase                     Investing in Shares

9.       Pending Legal Proceedings                    Not applicable

                               TABLE OF CONTENTS


                                      PAGE
                                      ----
KEY FEATURES.........................   2
EXPENSES.............................   3
FINANCIAL HIGHLIGHTS.................   5
PERFORMANCE..........................   7
ORGANIZATION & MANAGEMENT............   8
INVESTMENT OBJECTIVES, POLICIES &
  RISKS..............................  10
INVESTING IN SHARES..................  16


The Prospectus provides concise information that you should know before investing. Please retain it for future reference.


The Statement of Additional Information (SAI), dated November 1, 1997, as amended January 15, 1998, contains additional information and is incorporated by reference into the Prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC). The SEC maintains a World Wide Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information. The SAI is available without charge by calling 1-800-435-4000 (1-800-345-2550 for TDD users) or writing to 101 Montgomery
Street, San Francisco, California 94104.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               SCHWAB SHORT-TERM
                             BOND MARKET INDEX FUND

                               SCHWAB TOTAL BOND
                               MARKET INDEX FUND

                                   PROSPECTUS

                 NOVEMBER 1, 1997, AS AMENDED JANUARY 15, 1998


SCHWAB SHORT-TERM BOND
MARKET INDEX FUND (Short Bond
Fund) seeks current income by
tracking the performance of the
Lehman Brothers Mutual Fund
Short (1-5) Government/Corporate
Index, an index covering bonds
with maturities between 1 and 5 years.

SCHWAB TOTAL BOND MARKET
INDEX FUND (Total Bond Fund)
seeks current income by tracking
the performance of the Lehman
Brothers Aggregate Bond Index, a
broad-based index covering
bonds with maturities over 1 year.

KEY FEATURES

MATCHING A FUND TO YOUR INVESTMENT NEEDS. Unlike actively managed funds, each Fund seeks to track the performance of an index, which attempts to represent a particular market, or market sector. Because each Fund will invest in a large number and broad range of bonds, each Fund could provide a diversified bond fund investment for your asset allocation plan. Each Fund could be an excellent choice for a variety of investment programs, including the core component of the bond portion of an investment portfolio tailored to your specific investment needs.

GOALS. Short Bond Fund seeks current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index. This index includes U.S. Government and other investment-grade debt securities, such as corporate and international (dollar-denominated) bonds, with maturities between 1 and 5 years.

Total Bond Fund seeks current income by tracking the performance of the Lehman Brothers Aggregate Bond Index. This is a broad-based index that includes U.S. Government and other investment-grade debt securities, such as corporate and international (dollar-denominated) bonds and asset-backed and mortgage-backed securities with maturities over 1 year.

There is no guarantee the Funds will achieve their goals.

STRATEGIES. Each Fund intends to achieve its goal by following an indexing investment strategy.

Each Fund intends to operate as a diversified mutual fund.

RISKS. While indexing strategies may reduce the risks associated with active management, they do not ensure against interest rate risks and other risks typically associated with investing in debt securities, such as income risk, credit risk, and prepayment/call risks. Read the "Investment Objectives, Policies and Risks" section for more details.


MANAGEMENT. Charles Schwab Investment Management, Inc. (the Investment Manager) currently provides investment management services to the SchwabFunds(R), a family of 31 mutual funds with over $55 billion in assets as of December 31, 1997.


SHAREHOLDER SERVICE. Charles Schwab & Co., Inc. (Schwab) provides professional representatives 24 hours a day at 1-800-435-4000 to service your accounts. Read the "Investing in Shares" section of the prospectus for information on "How to Buy Shares" and "How to Sell Shares" of the Fund.

LOW COST INVESTING. The Investment Manager and Schwab have voluntarily guaranteed that, through at least October 31, 1998, total operating expenses of the Short Bond Fund and the Total Bond Fund will not exceed 0.38% and 0.30%, respectively, of each Fund's daily net assets.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell or exchange shares of the Funds.

Maximum Sales Charge on Purchases and
  Reinvested Dividends                      NONE
Deferred Sales Charge on Redemptions        NONE
Redemption Fee                              NONE*
Exchange Fee                                NONE
Account Maintenance Fees                    NONE**

 * Read the "Investing in Shares" section of the prospectus for information concerning wire redemption fees.

** Read the "Investing in Shares" section of the prospectus for information concerning fees that may be charged if you do not maintain the required minimums in a Fund or in your Schwab account.

The information on shareholder transaction expenses is for transactions through a Schwab account. If you are purchasing, selling/exchanging or maintaining shares of a Fund through an entity other than Schwab, other transaction expenses may be charged by that entity.
ANNUAL OPERATING EXPENSES are paid by the Funds. These expenses include management fees paid to the Investment Manager and other fees for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. These expenses are factored into the price of a Fund's shares and into the dividends paid to shareholders. As a shareholder, you are not charged any of these fees directly.

The following figures are based on historical expenses (adjusted to reflect current fees) and are stated as a percentage of average daily net assets of each Fund.

SHORT BOND FUND
Management Fee (after reduction)            0.00%
12b-1 Fee                                   NONE
Other Expenses (after reduction)            0.38%
TOTAL OPERATING EXPENSES (AFTER REDUCTION)  0.38%
TOTAL BOND FUND
Management Fee (after reduction)            0.00%
12b-1 Fee                                   NONE
Other Expenses (after reduction)            0.30%
TOTAL OPERATING EXPENSES (AFTER REDUCTION)  0.30%

EXAMPLE: If the Short Bond Fund and Total Bond Fund were to provide an annual return of 5%, you would pay the following expenses on a $1,000 investment, whether you redeem your shares at the end of each period or left your shares invested.

SHORT BOND FUND

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $4         $12         $21         $ 48

TOTAL BOND FUND

1 YEAR     3 YEARS     5 YEARS     10 YEARS
------     -------     -------     --------
  $3         $10         $17         $ 38

THE EXPENSE TABLES AND EXAMPLES ABOVE ARE SUPPOSED TO HELP YOU UNDERSTAND THE COSTS OF OWNING SHARES IN THE FUNDS. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

The Investment Manager and Schwab have voluntarily agreed to guarantee, at least through October 31, 1998, that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Short Bond Fund and the Total Bond Fund will not exceed 0.38% and 0.30%, respectively, of each Fund's average daily net assets. The expense information for the Short Bond Fund has been restated to reflect the current fee guarantee. If these guarantees were not in effect the management fee, other expenses and total operating expenses for the Short Bond Fund and Total Bond Fund would have been 0.41%, 0.41% and 0.82% and 0.41%, 0.77% and 1.18%, respectively, of each Fund's average daily net assets. Read the "Organization & Management" section of the prospectus for more information on expenses.

FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants for the Funds. Their Report is included in the Annual Report for the Funds, which is a separate report that contains additional financial information.

The report, financial highlights and financial statements are incorporated by reference into the SAI. For free copies of the Annual Report and/or the SAI, call 1-800-435-4000.

                               SHORT BOND FUND***

                                                                                         Eight
                                                                                         months          Year           Period
                                                  Year ended August 31,                  ended          ended           ended
                                       --------------------------------------------    August 31,    December 31,    December 31,
                                         1997        1996        1995        1994         1993           1992           1991**
                                       --------    --------    --------    --------    ----------    ------------    ------------
Net asset value at beginning
 of period                             $   9.67    $   9.84    $   9.81    $  10.64     $  10.26       $  10.28        $  10.00
Income from investment operations
 Net investment income                     0.59        0.59        0.59        0.54         0.37           0.60            0.10
 Net realized and unrealized gain
   (loss) on investments                   0.07       (0.17)       0.03       (0.71)        0.38           0.01            0.28
                                       --------    --------    --------    --------     --------       --------         -------
 Total from investment operations          0.66        0.42        0.62       (0.17)        0.75           0.61            0.38
Less distributions
 Dividends from net investment
   income                                 (0.59)      (0.59)      (0.59)      (0.54)       (0.37)         (0.60)          (0.10)
 Distributions from realized gain on
   investments                               --          --          --       (0.12)          --          (0.03)             --
                                       --------    --------    --------    --------     --------       --------         -------
 Total distributions                      (0.59)      (0.59)      (0.59)      (0.66)       (0.37)         (0.63)          (0.10)
                                       --------    --------    --------    --------     --------       --------         -------
Net asset value at end of period       $   9.74    $   9.67    $   9.84    $   9.81     $  10.64       $  10.26        $  10.28
                                       ========    ========    ========    ========     ========       ========         =======
Total return (not annualized)             6.96%       4.39%       6.61%     (1.67)%        7.39%          6.08%           3.79%
Ratios/Supplemental data
 Net assets, end of period (000s)      $127,460    $134,019    $157,191    $190,479     $273,973       $226,223        $ 66,404
 Ratio of expenses to average net
   assets+                                0.49%       0.49%       0.58%       0.60%        0.60%*         0.43%           0.35%*
 Ratio of net investment income to
   average net assets+                    6.02%       6.03%       6.11%       5.28%        5.28%*         5.78%           6.14%*
 Portfolio turnover rate                    71%         80%        203%         91%         107%           185%              4%

---------------
+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:

    Ratio of expenses to average net
      assets                              0.82%       0.80%       0.81%       0.81%        0.84%*          0.89%          1.47%*
    Ratio of net investment income
      to average net assets               5.69%       5.72%       5.88%       5.07%        5.04%*          5.32%          5.02%*

  * Annualized

 ** From November 5, 1991 (commencement of operations)

*** Formerly known as Schwab Short/Intermediate Government Bond Fund.

                               TOTAL BOND FUND***

                                                                                                             Period
                                                                        Year ended August 31,                ended
                                                              -----------------------------------------    August 31,
                                                               1997       1996       1995        1994        1993**
                                                              -------    -------    -------    --------    ----------
Net asset value at beginning of period                        $  9.38    $  9.80    $  9.33    $  10.53     $   10.00
Income from investment operations
  Net investment income                                          0.65       0.65       0.69        0.60          0.31
  Net realized and unrealized gain (loss) on investments         0.37      (0.42)      0.47       (1.20)         0.53
                                                              -------    -------    -------      ------        ------
  Total from investment operations                               1.02       0.23       1.16       (0.60)         0.84
Less distributions
  Dividends from net investment income                          (0.65)     (0.65)     (0.69)      (0.60)        (0.31)
  Distributions from realized gain on investments                  --         --         --          --            --
                                                              -------    -------    -------      ------        ------
  Total distributions                                           (0.65)     (0.65)     (0.69)      (0.60)        (0.31)
                                                              -------    -------    -------      ------        ------
Net asset value at end of period                              $  9.75    $  9.38    $  9.80    $   9.33     $   10.53
                                                              =======    =======    =======      ======        ======
Total return (not annualized)                                  11.18%      2.29%     13.03%     (5.80)%         8.63%
Ratios/Supplemental data
  Net assets, end of period (000s)                            $24,778    $22,761    $12,949    $  7,108     $   2,806
  Ratio of expenses to average net assets+                      0.20%      0.00%      0.00%       0.10%         0.26%*
  Ratio of net investment income to average net assets+         6.74%      6.67%      7.38%       6.27%         6.36%*
  Portfolio turnover rate                                         51%        66%       240%        123%           42%

---------------
+ The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced and absorbed by the Investment Manager and Schwab. Had these expenses not been reduced and absorbed, the Fund's expense and net investment income ratios would have been:

    Ratio of expenses to average net assets                     1.18%      1.17%      1.18%       2.19%        19.19%*
    Ratio of net investment income to average net assets        5.76%      5.50%      6.20%       4.18%      (12.57)%*

  * Annualized

 ** From March 5, 1993 (commencement of operations)

*** Formerly known as the Schwab Long-Term Government Bond Fund.

PERFORMANCE

Typically, mutual funds report performance in terms of total return or yield.

TOTAL RETURN is the actual annual return of an investment assuming both the reinvestment of any income earned and any change in share price. A cumulative total return is the actual total return of an investment over a stated period of time, while an average annual total return is a hypothetical rate of return, which, if achieved annually would have produced the same cumulative total return. An average annual total return will smooth out the actual year-to-year fluctuations of an investment's return.

YIELD is the actual income earned on an investment over a stated period of time and annualized (assumed to be generated over a year). For example, a thirty-day yield measures the income earned on an investment over thirty days, annualizes it and expresses that income as a percentage of the original investment.

An effective yield is calculated similarly, but income earned is assumed to be reinvested. Because of this compounding effect, effective yields are generally higher.

The Funds did not follow indexing strategies prior to November 1, 1997. As a result, each Fund's performance should not be expected to track the performance of its Index prior to that date.

Fund strategies, performance and holdings are detailed in financial reports which are sent to shareholders twice a year. For a free copy of the most recent financial report, call 1-800-435-4000.

ORGANIZATION & MANAGEMENT

EACH FUND IS A DIVERSIFIED MUTUAL FUND. Each Fund is a series of Schwab Investments (the Trust).

THE FUNDS ARE OVERSEEN BY A BOARD OF TRUSTEES. The Board of Trustees meets regularly to review each Fund's activities, contractual arrangements and performance. The Board of Trustees is responsible for protecting the interests of each Fund's shareholders.

THE FUNDS MAY HOLD SPECIAL MEETINGS. These meetings may be called for purposes such as electing Trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

THE FUNDS ARE MANAGED BY THE INVESTMENT MANAGER. The Investment Manager is responsible for managing each Fund's day-to-day business affairs, including picking each Fund's investments; although the Investment Manager is subject to the overall authority of the Board of Trustees.

Stephen B. Ward is the Trust's Senior Vice President and Chief Investment Officer. He has overall responsibility for the management of the Funds' portfolios. Mr. Ward joined the Investment Manager as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining the Investment Manager, Mr. Ward was Vice President and Portfolio Manager at Federated Investors. He graduated with a Masters of Business Administration from the Wharton School and a Bachelor of Arts in Economics from Virginia Tech and has been a Chartered Financial Analyst since 1985.

Kimon Daifotis is the Funds' portfolio manager and is responsible for the day-to-day management. He joined the Investment Manager as Vice President and Senior Portfolio Manager in October 1997. Prior to joining the Investment Manager, Mr. Daifotis was employed by Lehman Brothers as Vice President in fixed income institutional sales and, prior to that, Senior Portfolio Strategist. He graduated with a Masters in Business Administration from the University of Chicago and a Bachelor of Arts in Economics from Claremont McKenna College.

For the services performed under its contract with each Fund, the Investment Manager is entitled to receive a graduated annual fee, payable monthly from each Fund.

For the fiscal year ended August 31, 1997, the Short Bond Fund and the Total Bond Fund paid the Investment Manager investment management fees of 0.23% and 0.00%, respectively, of each Fund's daily net assets.

SCHWAB IS THE FUNDS' SHAREHOLDER SERVICES AND TRANSFER AGENT. Schwab provides Fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the Funds' prospectuses, financial reports and other informational literature about the Funds. Schwab also maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and services.

For the services performed as transfer agent under its contract with each Fund, Schwab is entitled to receive annual fees from the Funds. The fees are payable monthly in the amount of 0.05% of each Fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Funds, Schwab is entitled to receive annual fees from the Funds. The fees are payable monthly in the amount of 0.20% of the average daily net assets of the Funds.

THE FUNDS PAY OTHER EXPENSES. These expenses are typically connected with the Trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the funds. Expenses not directly attributable to a particular fund will be allocated equitably among the funds in the Trust.

For the fiscal year ended August 31, 1997, the Short Bond Fund and Total Bond Fund paid total operating expenses in the amounts of 0.49% and 0.20%, respectively, of each Fund's average daily net assets.

The Charles Schwab Corporation is the parent company of the Investment Manager and Schwab. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the Investment Manager and Schwab.


As of December 19, 1997, the Schwab Asset Director(R)-Balanced Growth Fund owned approximately 64% of the Total Bond Fund's outstanding shares.

INVESTMENT OBJECTIVES, POLICIES & RISKS

INVESTMENT OBJECTIVES
Each Fund's investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.

Each Fund's investment objective may be changed only by vote of a majority of its shareholders. Unless otherwise noted, policies and limitations may be changed without shareholder approval.

INVESTMENT STRATEGIES

Each Fund intends to achieve its objective by following an indexing investment strategy. Each Fund normally will invest at least 65% of its total assets in the securities making up its Index (Index Securities).


THE INDEXES are the Lehman Brothers Mutual Fund Short (1-5) Government/ Corporate Index (the Short-Term Index) for the Short Bond Fund and the Lehman Brothers Aggregate Bond Index (the Aggregate Bond Index) for the Total Bond Fund. The Short-Term Index is a market-weighted index of investment-grade debt securities with maturities between one and five years representing 1,991 securities as of August 31, 1997. The Aggregate Bond Index is a market-weighted index of investment-grade debt securities with maturities of greater than one year representing 6,211 securities as of August 31, 1997. The securities in each Index also are required to be publicly issued and have a par amount outstanding of at least $100 million and a fixed interest rate.

The table below provides a snap-shot of what each Index looked like on August 31, 1997:

                       SHORT-TERM   AGGREGATE
                         INDEX      BOND INDEX
  U.S. Government
  securities              84%          50%
  Mortgage-Backed
  securities               0%          30%*
  Corporate Bonds         14%          15%
  International Bonds      2%           4%
  Asset-Backed
  securities               0%           1%
  Dollar-weighted
  average maturity
  (DWAM)               2.74 Years   8.74 Years

* The Index includes only agency mortgage-backed securities.

THE INDEXING STRATEGY is a method of investment management that relies on an index to determine the investments of a fund, rather than the judgment of a portfolio manager. Of course, the portfolio manager of an index fund still uses his/her judgment, but not in the traditional sense of investment management. By following indexing strategies, each Fund seeks to match the investment performance of its Index.


Each Fund will invest in a group of securities, consisting primarily of Index Securities, which, when taken together, is expected to perform similarly to its Index. This technique is expected to enable each Fund to track the dividend income and price movements (total return) of its Index, while minimizing brokerage, custodial and accounting costs.

Each Fund will seek a correlation between its total return and that of its Index of 0.9 or better. A perfect correlation of 1.0 is unlikely as the Funds incur operating expenses unlike the Indexes. The Investment Manager will monitor the performance of each Fund against its index and will rebalance a Fund periodically to reduce tracking error. In the event a correlation of 0.9 or better is not achieved, the Board of Trustees will consider alternative arrangements.

The Funds' transition from an "actively managed" strategy to an "indexing" strategy is expected to be relatively short. In order to employ the indexing strategy, the Investment Manager expects that the Funds may initially experience a higher than normal portfolio turnover rate and certain transition costs (e.g., taxable capital gains/losses and transaction costs).

THE RISKS for each Fund are basically those risks associated with investing in debt securities. Generally speaking, there are four types of risk attendant to investing in debt securities.

INTEREST RATE RISK is the potential for fluctuations in bond prices due to changing interest rates. A Fund's or Index's DWAM is an important factor to consider when determining interest rate risk. This is because DWAM is a measure of a Fund's or Index's maturity and maturity generally determines a Fund's or Index's sensitivity to changes in interest rates.

INCOME RISK is the potential for a decline in income due to falling interest rates.

CREDIT RISK is the possibility that a bond issuer will fail to make timely payments of either interest or principal.

PREPAYMENT RISK or CALL RISK is the likelihood that, during periods of falling interest rates, bonds will be prepaid (or "called") prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.


The amount of each type of risk each Fund will be subject to depends on its portfolio of investments. Because each Fund intends to track its Index, its risk profile is generally expected to relate to that of its Index. However, to the extent that a Fund invests in non-Index Securities or invests in an Index Security in greater proportion than that of its Index, the Fund may be exposed to greater risks or different combinations of risks associated with such investments.


Here is how the Investment Manager believes the risk profiles for the Funds will compare:

   RISK TYPE        SHORT BOND FUND     TOTAL BOND FUND
Interest Rate             Low               Medium
Income                   High               Medium
Credit                    Low                 Low
Prepayment/Call           Low               Medium

PRINCIPAL SECURITIES AND INVESTMENT TECHNIQUES

The different types of Index securities and other securities in which the Funds may invest are described below:


DEBT SECURITIES are obligations, issued by various entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds. Bonds normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back (at "maturity"). Upon maturity, the principal must be repaid.

Debt securities experience price changes when interest rates change. As a rule, when interest rates rise, bond prices decline or "fall," and when interest rates fall bond prices rise. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all else being equal) but generally offer a greater rate of interest. Debt securities also are subject to the risk that their issuer will fail to meet its obligation to pay interest and/or principal, and their prices also may be affected by the credit quality of their issuer. Investment-grade debt securities are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risk.

U.S. GOVERNMENT SECURITIES are debt securities issued by the U.S. Treasury or issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some U.S. Government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course U.S. Government securities are among the safest securities, but they are still subject to interest rate risk.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment risk.

CORPORATE BONDS are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. Government securities, are subject to greater credit risk than U.S. Government securities.

INTERNATIONAL BONDS involve additional risks because they are issued by foreign entities, including foreign governments, banks and corporations. Credit and liquidity supports also may be provided by foreign entities. Foreign entities may not be subject to the same regulatory and reporting requirements as domestic entities. In addition, foreign economic, political and legal developments could have more dramatic affects on the value of a foreign security, including international bonds, or its payment of interest and repayment of principal. While these factors could make international bonds more volatile, the Funds will not be exposed to any currency risks typically associated with foreign securities because the Funds only invest in U.S. dollar-denominated international bonds.

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee. Asset-backed securities are subject to credit and prepayment risks.

BOND SUBSTITUTION STRATEGY is a strategy whereby each Fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a Fund may hold more corporate bonds and fewer U.S. Treasury securities than in its Index in order to increase income. This particular bond substitution -- a corporate bond substitution -- may increase the Fund's credit risk, although this may be softened through increased diversification in the corporate sector of the bond market.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees. Liquidity supports include puts and demand features. These arrangements move the credit risk of an investment from the issuer of the security to the support provider.


VARIABLE AND FLOATING RATE SECURITIES pay an interest rate that is adjusted either periodically or at specific intervals or floats continuously according to a formula or benchmark. These securities generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, however, some of these securities may be linked to a benchmark in such a way as to cause greater volatility in the security's value.


STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately from each other. While the risks associated with stripped securities are similar to other securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES are securities that are purchased but are to be delivered to the buyer at a later than customary date, price and yield. Generally, the purchaser does not pay for these securities or earn interest on them until they are delivered, but their value could change prior to delivery.

ILLIQUID SECURITIES are securities which are not actively traded or are subject to legal restrictions and, therefore, may be difficult to sell quickly or without losses.

Restriction: Each Fund will not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in illiquid securities.

REPURCHASE AGREEMENTS involve a Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

FUTURES CONTRACTS AND OPTIONS may be entered into by the Funds. A futures contract requires a Fund to buy or sell a specific dollar amount of a security at a certain price on a specified future date. There is risk that the securities will increase or decrease in value prior to that date and cause losses to the Fund. An option gives a Fund the right to buy or sell a security for an agreed-upon price during a specified period of time. There is risk of loss to a Fund if the option is exercised, as well as the loss of the cost of the option if it is not exercised.

The risk of loss as to futures contracts and options can be substantial due to both the low margin deposits required and the degree of leverage that can be involved. In order to minimize risks, each Fund will segregate appropriate assets in the amount of the underlying obligation.


SWAP AGREEMENTS are an exchange of one security or asset for another. A swap may be entered into in order to change the maturity of a Fund's portfolio, to protect a Fund's value from changes in interest rates or to change sector allocations. Swap agreements also may be entered into to help a Fund track its Index. By entering into a swap agreement, a Fund is exposed to the risk that the counterparty will not fulfill its obligations. In order to minimize this risk, a Fund will enter into swap agreements only with counterparties deemed creditworthy by the Investment Manager.



The risk of loss in swap agreements can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, each Fund will segregate appropriate assets, as necessary.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. Government, corporations and financial institutions (like banks).

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased by a Fund. These investments will cause a Fund to bear duplicative fees for certain services.

The Funds also employ the policies described below.

DIVERSIFICATION involves investing in a wide range of securities and, thereby, spreading and reducing the risks of investment.

Restriction: As a fundamental policy, with respect to 75% of its assets, each Fund may not purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. This limitation does not apply to U.S. Government securities.

BORROWING money is a form of leveraging if a Fund continues to make investments while borrowings remain outstanding. Borrowing subjects a Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds.

Restriction: Each Fund may borrow up to 33 1/3% of its total assets for temporary or emergency purposes; provided that neither Fund will purchase securities while borrowings represent more than 5% of its total assets.

LENDING securities may earn income for a Fund, but could result in losses to the Fund, and possibly affect share price.

INVESTING IN SHARES

BUSINESS DAYS
The Funds are open each day the New York Stock Exchange (NYSE) is open (business days).

NET ASSET VALUE
The price of the shares of each Fund is its NAV. NAV is determined each business day at the close of the NYSE, generally 4:00 p.m. Eastern time. NAV is calculated by adding the value of each Fund's assets, subtracting its liabilities and dividing the result by the number of outstanding shares. Each Fund's NAV will fluctuate and neither Fund is insured against loss in its NAV. Each Fund values its portfolio securities based on market quotes if they are readily available. If market quotes are not readily available, portfolio securities are assigned fair market values pursuant to guidelines adopted by the Board of Trustees.

MINIMUM INVESTMENTS

INITIAL INVESTMENT................ $1,000
for custodial accounts and IRAs... $  500
ADDITIONAL SHARES................. $  100
MINIMUM BALANCE*.................. $  500
for custodial accounts and IRAs... $  250

* Your shares may be automatically redeemed if you don't meet a Fund's minimum investment requirements.

These minimums may not be applicable to certain customers of Schwab Institutional Services for Investment Managers or Schwab's Retirement Plan Services.

These minimums may be different if you are buying, selling/exchanging or maintaining shares of a Fund through an entity other than Schwab.

HOW TO BUY SHARES
Shares may be purchased through a Schwab account or through an account with any other entity designated by Schwab. The information on how to buy shares is for shares bought through a Schwab account. Shares are purchased at the NAV next determined after your purchase order has been received in good order. Purchase orders received in good order prior to 4:00 p.m. Eastern time will be executed that day. Shares normally begin to earn dividends on the next business day.

BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

BY MAIL. Write to the Funds at 101 Montgomery Street, San Francisco, CA 94104.

ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about StreetSmart(R), The Equalizer(R) and Telebroker(R) or call 1-800-435-4000.

TO PURCHASE SHARES OF THE FUNDS. Please provide the following information:
-  your name and Schwab account number;
- the name of your Fund and the dollar amount you would like to purchase; and for initial purchases only, one of the three distribution choices below.

   AUTOMATIC REINVESTMENT. Dividends and capital gain distributions will be reinvested in shares of your Fund. If you do not choose an option, this option will be assigned to you and all distributions will be reinvested;

   CASH OPTION. All distributions will be paid to your Schwab account and, if requested, mailed to you the next business day; or

   CASH DIVIDENDS/REINVESTED CAPITAL GAINS. Dividends will be paid to you in cash and any capital gain distributions will be reinvested in additional shares.

HOW TO SELL OR EXCHANGE SHARES
Shares may be sold or exchanged through a Schwab account or an account at any other entity designated by Schwab. The information on how to sell or exchange shares is for shares sold or exchanged through a Schwab account. Shares are sold or exchanged at the NAV next determined after your sale or exchange order has been received in good order. Sale and exchange orders received in good order by Schwab prior to 4:00 p.m. Eastern time will be executed that day. Shares sold or exchanged normally earn dividends on that day.

BY TELEPHONE. Call 1-800-435-4000, 24 hours a day (1-800-345-2550 for TDD users).

BY MAIL. Write to either Fund at 101 Montgomery Street, San Francisco, CA 94104.

ELECTRONICALLY. Visit Schwab's World Wide Web site at http://www.schwab.com. For more information about StreetSmart(R), The Equalizer(R) and Telebroker(R) call 1-800-435-4000.

TO SELL OR EXCHANGE SHARES OF THE FUNDS. Please provide the following information:

-  your name and Schwab account number;
- the name of your Fund you would like to sell or exchange from and the number of shares;
- for exchanges only, the name of your Fund and class, if applicable, into which you would like to exchange and a distribution choice; and
- if selling or exchanging by mail, a signature of at least one of the persons named on your Schwab account.

Once mailed, redemption and exchange requests are irrevocable and may not be modified or canceled.

PLEASE NOTE THE FOLLOWING WHEN SELLING OR EXCHANGING SHARES OF THE FUNDS:

- a check for your shares will be issued on the business day following receipt and acceptance of your sale order, and will be mailed to you upon request;
- if you bought your shares by check, a check will be issued as soon as your check clears, which may take up to 15 days;
- depending on the type of Schwab account you have, your money may earn interest during any holding period;
- you may exchange your shares for shares of any other SchwabFund, provided you meet its minimum investment and any other requirements;
- the Funds and Schwab reserve the right to modify, limit or terminate the exchange privilege upon 60 days' written notification; and
- the Funds may suspend the right to sell shares or postpone payment for a sale of shares when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend and holiday closings, emergency circumstances exist as determined by the SEC or as otherwise permitted by the SEC.

OPENING A SCHWAB ACCOUNT
Schwab was established in 1971 and is one of America's largest discount brokers. Schwab helps over 4.5 million customers make investment decisions by offering them low cost brokerage services and providing them with financial products and information. Visit one of Schwab's 262 branch offices or Schwab's World Wide Web site (http://www.schwab.com) for information on investment products and services.

Investors may open a Schwab account by simply completing an application, although institutional investors should contact Schwab to find out if any additional forms need to be completed.


Using a Schwab account, investors have access to investments other than just mutual funds, such as stocks and bonds. The Securities Investor Protection Corporation (SIPC) provides account protection of up to $500,000 for the securities held in a Schwab account, including shares of the Funds. It is important to remember that SIPC account protection does not protect against losses due to market or economic conditions.



Schwab One(R) accounts are available with a minimum initial investment of $2,500. A monthly fee of $5.00 will be charged to Schwab One accounts that fall below a $5,000 minimum balance, unless there have been at least two commissionable trades within the previous twelve months. Existing Schwab accounts (no longer available for opening) require a $1,000 minimum account balance ($500 for custodial accounts). A fee of $7.50 will be charged to Schwab accounts that fall below this minimum for three consecutive months in a quarter. The fee, if applicable, will be charged at the end of each quarter, but will be waived if there has been at least one commissionable trade within the previous six months, or if the investor's combined Schwab accounts equal $10,000 or more. The account fees for Schwab and Schwab One accounts will be replaced with a calendar quarter account fee of $15, effective April 1, 1998. However, this fee will not be charged if the combined balances of your household's accounts at Schwab exceed $25,000 at the end of any month in that quarter, you have one commissionable trade in that or the preceding quarter or you have two or more commissionable trades during the last four quarters. If you have more than one account at Schwab, you will be charged only one quarterly fee.


Deposits may be made to Schwab accounts by check, wire and other forms of electronic funds transfer. Securities also may be deposited. All checks should be made out to Charles Schwab & Co., Inc. Schwab will charge a $15 service fee for any checks returned as a result of insufficient or uncollected funds or a stop order. Monies received by Schwab before 4:00 p.m. Eastern time will be available for investment in the Fund that day. Monies received by Schwab after 4:00 p.m. Eastern time will be available for investment in the Fund the next business day.

Contact Schwab for instructions and any applicable fees if you would like to wire money from your Schwab account.

TAX-ADVANTAGED RETIREMENT. Retirement plans offer excellent tax advantage and the Funds may be especially suitable investments for them. Schwab's retirement plans allow participants to defer taxes while helping them build their retirement savings.

SCHWAB IRA. A retirement plan with a wide choice of investments offering people with earned income the opportunity to compound earnings on a tax-deferred basis. Schwab IRA accounts with balances of $10,000 or more by September 15, 1998 will not be charged Schwab's $29 annual IRA account fee for the life of the account.

SCHWAB KEOGH. A tax-advantaged plan for self-employed individuals and their employees that permit the employer to make annual tax-deductible contributions of up to $30,000. Schwab Keogh Plans are currently charged an annual fee of $45.

SCHWAB CORPORATE RETIREMENT ACCOUNT. A well-designed retirement program can help a company attract and retain valuable employees. Call 1-800-435-4000 for more information.

SCHWAB AUTOMATIC INVESTMENT PLAN. Schwab's Automatic Investment Plan (AIP) allows you to make periodic investments in non-money market SchwabFunds(R) (and certain other funds available through Schwab) automatically and conveniently. You can make automatic investments in any amount, from $100 to $50,000, once you meet a Fund's investment minimum. Automatic investments are made from your Schwab account using cash, Sweep Shares of a Schwab Money Fund or the Schwab MoneyLink(R)Transfer Service. As long as you are purchasing a Fund's shares through AIP, distributions paid to you by the Fund must be reinvested in additional shares of that Fund. For more detailed information about this service, or to establish your AIP, call 1-800-435-4000, 24 hours a day.

DIVIDENDS & TAXES
Each business day each Fund's net investment income is determined at the close of the NYSE and declared as a dividend to shareholders of record as of the previous NAV calculation. Net investment income is calculated by subtracting each Fund's expenses from the income earned on its investments that day. Dividends are declared each business day based on the net investment income determined and are paid on the 25th of each month, if it is a business day, except in December when dividends are paid on the last business day of the month. If the 25th is not a business day, dividends are paid on the next business day.

The following is only a brief summary of some of the federal and state income tax consequences that may affect each Fund and its shareholders. Unless your investment in a Fund is through a retirement account, you should consider the tax implications of investing, and consult with your own tax adviser.

Each Fund will distribute its net investment income and capital gains, if any, to shareholders each year. All distributions received by shareholders are subject to federal income tax, and may be subject to state and/or local taxes. Note that most states grant tax-exempt status to distributions paid to shareholders from interest income derived from U.S. Government securities. Distributions are taxable when paid, whether they are received in cash or reinvested, although distributions declared in December, but paid in January, are taxable as if they were paid on December 31.

Shareholders receive a record of all distributions by a Fund, as well as purchases and sales they have made, via their monthly Schwab account statement. Each year, a Fund notifies shareholders of all distributions made by each Fund that year, including the percentage of dividends paid which may qualify for tax-exempt status.

GENERAL INFORMATION
As long as either Fund or Schwab follows reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions.

These procedures may include:
- requiring a form of personal identification before acting upon any telephone order;
-  providing written confirmation of telephone orders; and
-  tape recording all telephone orders.

It may be difficult to place orders by telephone during periods of drastic economic or market changes because Schwab's phone lines may become very busy with calls from other investors. Consider other methods for placing an order, such as writing to the Funds.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing each Fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your Fund and request that your mailings not be consolidated.

Each Fund, in its sole discretion and without prior notice, reserves the right to reject orders to purchase shares, change minimum investment requirements or withdraw or suspend any part of the offering made by this prospectus.


---------------------------------------------------

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY STATEMENTS ABOUT THIS OFFERING OTHER THAN THE INFORMATION CONTAINED IN THIS PROSPECTUS AND IN OFFICIAL SALES MATERIALS. IF ANYONE GIVES ANY OTHER INFORMATION OR MAKES ANY OTHER REPRESENTATIONS, DO NOT RELY ON SUCH INFORMATION OR REPRESENTATIONS.
---------------------------------------------------

THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE IN WHICH SUCH AN OFFER MAY NOT LAWFULLY BE MADE, NOR IS IT AN OFFER TO ANY PERSON TO WHOM SUCH AN OFFER MAY NOT BE MADE.
---------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

[SchwabFunds Logo]
101 Montgomery Street
San Francisco, CA 94104



                                                                      SCHWAB
                                                                      BOND INDEX
                                                                      FUNDS


                                                               PROSPECTUS
                                                               November 1, 1997,
                                                               as amended
                                                               January 15, 1998










                                                               Schwab Short-Term
                                                               Bond Market
                                                               Index Fund

                                                               Schwab Total
                                                               Bond Market
                                                               Index Fund

                                                              [SchwabFunds Logo]
MKT3384-1 (1/98) CRS11267
Printed on recycled paper

                                     PART B

                               SCHWAB INVESTMENTS

                              CROSS REFERENCE SHEET
                                       FOR
                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
                       SCHWAB TOTAL BOND MARKET INDEX FUND

The information required by Items 10 through 23 for Schwab California Long-Term Tax-Free Bond Fund, Schwab Long-Term Tax Free Bond Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund, each a separate portfolio of the Registrant, is hereby incorporated by reference to the Statement of Additional Information for each of these Portfolios filed with the Securities and Exchange Commission pursuant to Rule 485(b) on December 15, 1997

The information required by Items 10 through 23 for Schwab 1000 Fund(R), a separate portfolio of the Registrant's, is hereby incorporated by reference to the Statement of Additional Information for this Portfolio filed with the Securities and Exchange Commission pursuant to Rule 485(b) on December 30, 1997.

                               SCHWAB INVESTMENTS
                              CROSS REFERENCE SHEET
                                       FOR
                    SCHWAB SHORT-TERM BOND MARKET INDEX FUND
                       SCHWAB TOTAL BOND MARKET INDEX FUND

 Part B Item                                                        Statement of Additional Information Caption
 10.      Cover Page                                                Cover Page

 11.      Table of Contents                                         Table of Contents

 12.      General Information and History                           General Information

 13.      Investment Objectives and Policies                        Investment Securities; Investment Restrictions

 14.      Management of the Fund                                    Management of the Trust

 15.      Control Persons and Principal Holders of Securities       General Information

 16.      Investment Advisory and Other Services                    Management of the Trust

 17.      Brokerage Allocation and Other Practices                  Portfolio Transactions and Turnover

 18.      Capital Stock and Other Securities                        General Information

 19.      Purchase, Redemption and Pricing of Securities Being      Share Price Calculation;
          Offered                                                   Purchase and Redemption of Shares

 20.      Tax Status                                                Taxes

 21.      Underwriters                                              Management of the Trust

 22.      Calculation of Performance Data                           Total Return and Yield

 23.      Financial Statements                                      Not Applicable

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS
                    Schwab Short-Term Bond Market Index Fund
                       Schwab Total Bond Market Index Fund
                 101 Montgomery Street, San Francisco, CA 94104

                                NOVEMBER 1, 1997,
                           AS AMENDED JANUARY 15, 1998


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus, which may be amended from time to time, dated November 1, 1997, as amended January 15, 1998, for Schwab Short-Term Bond Market Index Fund ("Short Bond Fund") and Schwab Total Bond Market Index Fund ("Total Bond Fund") (each a "Fund" and, collectively, the "Funds") of Schwab Investments (the "Trust").



         Prior to November 1, 1997, Short Bond Fund was named Schwab Short/Intermediate Government Bond Fund and Total Bond Fund was named Long-Term Government Bond Fund.


         To obtain a copy of any of the Prospectus, please contact Charles Schwab & Co., Inc. ("Schwab") at 800-435-4000, 24 hours a day or 101 Montgomery Street, San Francisco, California 94104. TDD users may contact Schwab at 800-345-2550, 24 hours a day. The Prospectus also may be available electronically by using our World Wide Web address: http://www.schwab.com/funds.

                                 SCHWABFunds(R)
                                  800-435-4000

                                TABLE OF CONTENTS

                                                                            Page

INVESTMENT SECURITIES. . . . . . . . . . . . . . . . . . . . . . . .           2

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . .          11


MANAGEMENT OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . .          14

PORTFOLIO TRANSACTIONS AND TURNOVER. . . . . . . . . . . . . . . . .          19

TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          20


SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . . . . .          22


TOTAL RETURN AND YIELD. . . . . . . . . . . . . . . . . . . . . .  .          23

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .          24

PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . .          26


OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .          27

APPENDIX - RATINGS OF INVESTMENT SECURITIES. . . . . . . . . . . . .          28

                              INVESTMENT SECURITIES

                           U.S. GOVERNMENT SECURITIES

         Direct obligations of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. While obligations of certain U.S. Government agencies and instrumentalities are similarly backed, those of others, such as the Federal National Mortgage Association and the Student Loan Marketing Association, are only supported by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase the agency's obligations or the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it were not obligated to do so by law. A Fund will invest in U.S. Government securities not backed by the full faith and credit of the U.S. Treasury only when Charles Schwab Investment Management, Inc. (the "Investment Manager") is satisfied that the credit risk with respect to their issuer is minimal.

                     GOVERNMENT "MORTGAGE BACKED" SECURITIES

         Government "mortgage-backed" (or government guaranteed mortgage-related) securities are among the U.S. Government securities in which the Funds may invest. Mortgages backing the securities purchased by certain Funds include, among others, conventional 30-year fixed rate mortgages, graduated payment mortgages, 15-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Certain Funds may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA") are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Funds may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA Securities. The Federal National Mortgage Association ("FNMA") was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

                          OTHER ASSET-BACKED SECURITIES

         Certain Funds may invest a portion of its assets in debt obligations known as "Asset-Backed Securities" that are rated in one of the four highest rating categories by a nationally recognized statistical rating organization (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.) or, if not so rated, deemed to be of equivalent quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. The credit quality of most Asset-Backed Securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities. The rate of principal payments on Asset-Backed Securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any Asset-Backed Security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Asset-Backed Securities may be classified as "Pass-Through Certificates" or "Collateralized Obligations."

         "Pass-Through Certificates" are Asset-Backed Securities that represent undivided fractional ownership interests in the underlying pool of assets. Pass-Through Certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because Pass-Through Certificates represent ownership interests in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

         Asset-Backed Securities issued in the form of debt instruments, also known as Collateralized Obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such Asset-Backed Securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the Asset-Backed Securities and any credit support provided. As a result, although payments on such Asset-Backed Securities are obligations of the issuers, in the event of default on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related Asset-Backed Securities.

         Repayment of these securities is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: Credit card receivables, automobile receivables, trade receivables and diversified assets, and each Fund will limit its investments in each such industry to less than 25% of its total assets.

                        METHODS OF ALLOCATING CASH FLOWS

         While many Asset-Backed Securities are issued with only one class of security, many others are issued in more than one class, each with different payment terms. Multiple class Asset-Backed Securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is typically accomplished by creating one or more classes with a right to payments on the Asset-Backed Security that is subordinate to that of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics that differ both from those of each other and from those of the underlying assets. Examples include so-called "multi-tranche CMOs" (collateralized mortgage obligations) with serial maturities such that all principal payments received on the mortgages underlying the securities are first paid to the class with the earliest stated maturity, and then sequentially to the class with the next stated maturity, "Strips" (Asset-Backed Securities that entitle the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics that mimic the characteristics of non-Asset-Backed Securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

                             TYPES OF CREDIT SUPPORT

         Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made timely. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, or through a combination of such approaches. Examples of Asset-Backed Securities with credit support that arises out of the structure of the transaction include "senior-subordinated securities" (multiple class Asset-Backed Securities with certain classes subordinate to other classes as to the payment of principal thereon, so that defaults on the underlying assets are borne first by the holders of the subordinated class) and Asset-Backed Securities that have "reserve funds" (cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "overcollateralized" (the scheduled payments on, or the principal amount of, the underlying assets substantially exceed that required to make payment on the Asset-Backed Securities and pay any servicing or other fees). The degree of credit support provided on each issue is generally based on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an Asset-Backed Security.

                        CREDIT CARD RECEIVABLE SECURITIES

         Certain Funds may invest in Asset-Backed Securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying accounts are passed through to the security holder and principal payments received on such accounts are used to fund the transfer of additional credit card charges made on an account to the pool of assets supporting the related Credit Card Receivable Securities. The initial fixed period may usually be shortened upon the occurrence of specified events that signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. Competitive and general economic factors could adversely affect the rate at which new receivables are created in an account and conveyed to an issuer, shortening the expected weighted average life of the related Credit Card Receivable Security, and reducing its yield. An acceleration in cardholders' payment rates or any other event that shortens the period during which additional credit card charges on an account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could have a similar effect on the weighted average life and yield.

         Credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on accounts. In addition, unlike most other Asset-Backed Securities, accounts are unsecured obligations of the cardholder.


  CORPORATE BONDS AND CALL RIGHTS ATTRIBUTABLE TO CORPORATE BOND SINKING FUNDS

         The Funds may invest in corporate bonds, which are debt instruments issued by corporations or other similar non-governmental entities. All of the Index Securities that the Funds invest in will be "investment grade securities," which are securities rated in the four highest rating categories of a nationally recognized statistical ratings organization (NRSROs). Debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. Corporate bonds rated below investment grade, high yield bonds, are issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. The Funds do not intend to invest in junk bonds, however, if an investment grade bond is downgraded to below investment grade, a Fund is not obligated to sell the security until such time as the Investment Manager determines that it is appropriate to dispose of the security. See the Appendix for a full description of the various ratings assigned to these obligations by various NRSROs. Corporate bonds are subject to certain risks to which U.S. Government securities are exposed and generally have a higher credit risk and higher interest rate. Corporate bonds are backed only by the obligation and ability of the corporation to pay principal and interest whereas U.S. Government securities are backed either by the U.S. Treasury's obligation or the issuing agency or instrumentality. The Investment Manager will invest in a corporate bond issue when it determines that the return or other features of the bond justify exposing a Fund to the risks associated with that bond.

         International (Dollar-Denominated) Bonds. The Funds may invest in certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depository Receipts and securities purchased on foreign securities exchanges, may subject a Fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

         Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Bond Substitution Strategy. This is a strategy whereby each Fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a Fund may hold more corporate bonds and fewer U.S. Treasury securities than in its Index in order to increase income. This particular bond substitution - a corporate bond substitution -- may increase the Fund's credit risk, although this may be softened through increased diversification in the corporate sector of the bond market.

         Each Fund will restrict its corporate bond substitutions to issues with less than 4 years remaining to maturity, and in the aggregate to no more than 15% of its net assets.

         Sinking Fund Risks. Bonds typically carry a contract that describes the rights of a bondholder until the bond's maturity. Within the contract an issuer may include a provision describing the issuer's establishment of a sinking fund. A sinking fund is the issuer's commitment to set aside a certain amount of money in a sinking fund to cover timely repayment of a bondholder's principal raised by a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of such to occur is during periods of falling interest rates.

                CERTIFICATES OF DEPOSIT AND BANKER'S ACCEPTANCES

         Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Bankers' acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Certain Funds will invest only in certificates of deposit and bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

                                COMMERCIAL PAPER

         Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will only invest in commercial paper that at the time of purchase is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, "Duff 2" or higher by Duff & Phelps Credit Rating Co. ("Duff"), or "F2" or higher by Fitch or if unrated by Moody's, S&P, Duff or Fitch, is determined by the Investment Manager, using guidelines approved by the Board of Trustees, to be at least equal in quality to one or more of the above ratings.

                              REPURCHASE AGREEMENTS

         Repurchase agreements are instruments under which a buyer acquires ownership of a security from a seller that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the buyer's holding period. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a Fund's loan of money to the seller, collateralized by the underlying security. The interest rate is effective for the period of time in which the Funds are invested in the agreement and is not related to the coupon rate on the underlying security. Any repurchase agreements a Fund enters into will involve the Fund as the buyer and banks or broker-dealers as sellers (repurchase agreements with broker-dealers will be limited to obligations of the U.S. Government or its agencies or instrumentalities). The period of these repurchase agreements will be usually short--from overnight to one week--and at no time will the Funds invest in repurchase agreements for more than one year. However, securities subject to repurchase agreements may have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the initial collateralization of the seller's obligation with securities having a market value, including accrued interest, equal to at least 102% of the dollar amount the Funds invest with the value marked-to-market daily to maintain 100% coverage. A default by the seller might cause the Funds to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Funds might also incur disposition costs in liquidating the collateral. The Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. The Funds may not enter into a repurchase agreement of more than seven days duration if, as a result, the market value of the Funds' net assets, together with investments in other securities deemed to be not readily marketable, would be invested in excess of the Funds' policy on investments in illiquid securities.

         In the event of a bankruptcy or other default of a repurchase agreement's seller, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. Each Fund will not invest more than 15% of its net assets at the time of purchase in repurchase agreements maturing in more than seven days and other illiquid securities.


                                 SWAP AGREEMENTS

         Swap agreements can be structured to increase or decrease a Fund's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates or other conditions, such as security prices or inflation rates. For example, if a Fund agreed to pay a fixed rate in exchange for a floating rate while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, each Fund will segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a Fund to segregate appropriate assets in the amount of the accrued amounts owned under the swap. A Fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. Each Fund will enter into swap agreements with counterparties deemed creditworthy by the Investment Manager.


                               PORTFOLIO MATURITY

         From time to time, the Funds may compare their average portfolio maturities with the average portfolio maturities of other mutual funds having similar investment objectives.

                          PORTFOLIO SECURITIES LENDING


         Loans of portfolio securities made by any Fund will be fully collateralized by U.S. Government securities, letters of credit, cash or cash equivalents and will be marked to market daily.


         FUTURES AND OPTIONS CONTRACTS AND INDEX PARTICIPATION CONTRACTS

         The Funds may buy and sell futures contracts on securities and any index comprised of securities in which the Funds may invest, option contracts on securities, indexes and futures contracts, and index participation contracts.

         In a securities futures contract, one party agrees to make, and the other agrees to take, delivery of a specific amount of a specific security at a specified time and price. Under a securities index futures contract, the parties agree to make or take delivery of an amount of cash equal to a specific dollar amount times the difference between the value of an agreed-upon securities index at the end of the contract period and its value at the time the agreement was originally made. Futures contracts are commonly "closed out" prior to the end of the contract period by entering into an offsetting transaction in a corresponding futures contract.

         Options on indexes are similar to options on securities except that, rather than representing the right to take or make delivery of a security at a specified exercise price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is "in the money." This amount of cash is equal to the difference between the closing level of the index and the exercise price of the option, expressed in dollars times a specified multiple. Unlike securities options, all settlements are in cash, and gain or loss depends on price movements in the group of securities comprising the index rather than price movements of individual securities.

         Index participations and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A Fund will invest in index participation contracts only if a liquid market for them appears to exist.

         When buying or selling futures contracts, a Fund must deposit an amount of cash, cash equivalents or liquid, high quality debt instruments with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract, which will be returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," will be made at least daily as the price of the futures contract fluctuates, and the Fund's position in the contract becomes more or less valuable. This process is known as "marking-to-market."

         Regulations of the Commodities Futures Trading Commission ("CFTC") applicable to the Funds generally require that all of their futures transactions constitute "bona fide" hedging transactions. As a result, a Fund will normally sell futures contracts to protect against a decrease in the price of securities it owns but intends to sell or purchase futures contracts to protect against an increase in the price of securities it intends to purchase. In addition, the Funds may purchase and sell futures contracts and options as a substitute for a comparable market position in the underlying securities. Futures transactions need not constitute "bona fide" hedging under CFTC regulations if the aggregate initial margin and premiums required to establish such positions do not exceed 5% of each Fund's net assets.

         Each Fund may enter into futures contracts and options thereon provided that the aggregate deposits required on these contracts do not exceed 5% of the Fund's total assets.

         Risks Involved in Futures and Options Transactions. Futures and options transactions involve risks, which in some strategies can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures and options trading. However, to the extent the Funds' futures and options practices are limited to use in tracking the performance of a Fund's index, the Investment Manager does not believe that the Funds are subject to the degree of risk frequently associated with futures and options transactions. To the extent the Funds engage in the use of futures and options on futures other than for performance tracking purposes, the Funds may be subject to additional risk.

         Three principal areas of risk are present when futures and options contracts are used in a performance tracking context. First, there may not always be a liquid secondary market for a futures or option contract at the time when a Fund seeks to "close out" its position. If a Fund is unable to "close out" a futures or option position, and prices move adversely, the Fund would have to continue to make daily cash payments to maintain its required margin, and if the Fund has insufficient cash to meet this requirement, it may have to sell portfolio securities at a disadvantageous time. In addition, the Fund might be required to deliver the securities underlying futures or options contracts it holds. Each Fund will seek to reduce the risk that it will be unable to "close out" contracts by entering into only futures or options contracts that are traded on national exchanges and for which there appears to be a liquid secondary market.

         It is also possible that changes in the prices of futures or options contracts might correlate imperfectly, or not at all, with changes in the market values of the securities being hedged. This situation could result from price distortions in the futures or options markets due to, among other things, active trading by speculators and use of offsetting "closing" transactions by other investors seeking to avoid meeting additional margin deposit requirements. In the event of significant market distortions, it is possible that a Fund could lose money on futures or options contracts and experience appreciation in the value of its portfolio securities, or vice versa. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities.

         Finally, adverse market movements could cause a Fund to lose up to its full investment in an options contract and/or to experience substantial losses on an investment in a futures contract. However, barring such significant market distortions, a similar result could be expected were the Fund to invest directly in the securities being hedged. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

         The extent to which each Fund may purchase and sell futures, options, equity index participations and index participation contracts may be limited by each Fund's intention to meet the Internal Revenue Code of 1986, as amended (the "Code"), requirements for qualification as a regulated investment company. See "Taxes - Federal Income Tax."

                             INVESTMENT RESTRICTIONS

         The Following investment policies and restrictions are fundamental and cannot be changed without approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act). All other investment policies and restrictions contained in the SAI are non-fundamental and may be changed without shareholder approval or prior notice.

EACH FUND MAY:

         1) lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         2) pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         3) not concentrate investments in a particular industry or group of industries, or within one state (except with respect to the Total Bond Fund and the Short Bond Fund, to the extent that the index which each Fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         4) underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         5) not, as to 75% of the Fund's assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of the value of its total assets would be invested in the securities of such issuer.

         6) not invest for the purpose of exercising control or management of another issuer.

         7) not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

         8) issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         9) purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         The following description of the 1940 Act may assist investors in understanding some of the above fundamental policies and restrictions.

         BORROWING. The 1940 Act presently restricts the Funds from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 331/3% of their total assets (not including temporary borrowings not in excess of 5% of total assets).

         LENDING. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies.

         CONCENTRATION. The 1940 Act presently defines concentration as investing 25% or more of the Fund's total assets in an industry or group of industries with certain exceptions.

         UNDERWRITING. The 1940 Act presently limits a Fund's ability to underwrite securities if, as a result, its underwriting commitments would exceed 25% of its total assets.

         The following investment policies and restrictions are non-fundamental and may be changed by the Trust's Board of Trustees.

EACH FUND MAY NOT:

         1) purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities.

         2) invest more than 5% of its total assets in securities of issuers (other than obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities) that with their predecessors have a record of less than three years continuous operation.

         3) purchase securities that would cause more than 5% of its net assets to be invested in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid under procedures adopted by the Trust's Board of Trustees based upon the trading markets for the securities.

         4) invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a Fund in units or attached to other securities are deemed to be without value.

         5) purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

         6) make short sales, except for short sales against the box.

         7) purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

         8) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         9)                lend money to any person, except that each Fund may
                  (i) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are publicly distributed or customarily purchased by institutional investors, and (ii) lend its portfolio securities.


         10) borrow money, except from banks for temporary purposes to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the Fund will not purchase securities while borrowings represent more than 5% of its total assets.



         11) pledge, mortgage or hypothecate any of its assets, except that to secure allowable borrowing, each Fund may do so with respect to no more than one-third of the value of its total assets.


         12) underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

         13) purchase securities of any other issuer (other than U.S. Government securities ) if, as a result , more than 25% of its total assets would be invested in the securities if an issuer from a single industry or group of industries.

         14) purchase the securities of any issuer if, as a result more than 15 % of its net assets would be invested in illiquid securities.


         15) purchase or sell commodities or real estate, including interests in real estate limited partnerships, provided that each Fund may (i) purchase securities of companies that deal in real estate or interests therein, and
                  (ii) purchase or sell futures contracts, options contracts, equity index participations and index participations contracts.

                             MANAGEMENT OF THE TRUST

         OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and the Investment Manager, are as follows:

                                        POSITION WITH
NAME/DATE OF BIRTH                      THE TRUST                 PRINCIPAL OCCUPATION
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Chief Executive Officer and Director,
July 29, 1937                                                     The Charles Schwab Corporation; Chairman and
                                                                  Director, Charles Schwab & Co., Inc. and Charles
                                                                  Schwab Investment Management, Inc.; Chairman
                                                                  and Director, The Charles Schwab Trust Company;
                                                                  Chairman and Director (current board positions),
                                                                  and Chairman (officer position) until December
                                                                  1995, Mayer & Schweitzer, Inc. (a securities
                                                                  brokerage subsidiary of The Charles Schwab
                                                                  Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Transamerica Corporation (a
                                                                  financial services organization), AirTouch
                                                                  Communications (a telecommunications company) and
                                                                  Siebel Systems (a software company).

TIMOTHY F. McCARTHY*                    President and Trustee     Executive Vice President and President -
September 19, 1951                                                Financial Products and International Group,
                                                                  Charles Schwab & Co., Inc.; Executive Vice
                                                                  President - President, Financial Products and
                                                                  International Group, the Charles Schwab
                                                                  Corporation; Chief Executive Officer,
                                                                  Charles Schwab Investment Management,
                                                                  Inc.; Vice Chairman and Chief Operating
                                                                  Officer, Charles Schwab Limited; Director,
                                                                  Mayer & Schweitzer. From 1994 to 1995, Mr.
                                                                  McCarthy was Chief Executive Officer,
                                                                  Jardine Fleming Unit Trusts Ltd.; Executive
                                                                  Director, Jardine Fleming Holdings Ltd.,
                                                                  Chairman, Jardine Fleming Taiwan Securities
                                                                  Ltd., and Director of JF India and Fleming
                                                                  Flagship, Europe. Prior to 1994, he was President
                                                                  of Fidelity Investments Advisor Group, a division of
                                                                  Fidelity Investments in Boston.

DONALD F. DORWARD                       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                                Grey Advertising.  From 1990 to 1996, Mr.
                                                                  Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates Dorward &
                                                                  Associates is an advertising and
                                                                  marketing/consulting firm.

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc.  Semloh Financial is an
                                                                  international financial services and investment
                                                                  advisory firm.

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Co.
June 28, 1938                                                     (investment banking).  Prior to 1995, Mr.
                                                                  Stephens was Chairman and Chief Executive
                                                                  Officer of North American Trust (a real
                                                                  estate investment trust). Prior to 1992, Mr.
                                                                  Stephens was Chairman and Chief Executive
                                                                  Officer of the Bank of San Francisco.

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment and
                                                                  management, and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President - Finance, Charles Schwab & Co.,
March 7, 1951                           Financial Officer         Inc.; Controller, Charles Schwab Investment
                                                                  Management, Inc.  From 1994 to 1996, Ms. Tung
                                                                  was Controller for Robertson Stephens Investment
                                                                  Management, Inc.  From 1993 to 1994, she was
                                                                  Vice President of Fund Accounting, Capital
                                                                  Research and Management Co.  Prior to 1993, Ms.
                                                                  Tung was Senior Vice President of the Sierra
                                                                  Funds and Chief Operating Officer of Great
                                                                  Western Financial Securities.

WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President, SchwabFunds(R),
December 9, 1955                        President, Chief          Charles Schwab & Co., Inc.; President and Chief
                                        Operating Officer and     Operating Officer, Charles Schwab Investment
                                        Trustee                   Management, Inc. Prior to 1993, Mr. Klipp was
                                                                  Treasurer of Charles Schwab & Co., Inc. and
                                                                  Mayer & Schweitzer, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel, Chief
September 9, 1955                                                 Compliance Officer and Assistant Corporate
                                                                  Secretary, Charles Schwab Investment Management,
                                                                  Inc.

DAVID H. LUI                            Assistant Secretary       Vice President and Senior Counsel, Charles
October 14, 1960                                                  Schwab Investment Management, Inc.  From 1991 to
                                                                  1992, he was Assistant Secretary for the
                                                                  Franklin Group of Mutual Funds and Assistant
                                                                  Corporate Counsel for Franklin Resources, Inc.

MATTHEW M. O'TOOLE                      Assistant Secretary       Corporate Counsel - Charles Schwab Investment
September 26, 1964                                                Management, Inc. From November, 1995 to April,
                                                                  1997, Mr. O'Toole was Assistant General Counsel
                                                                  for Chancellor LGT Asset Management. Inc. Prior
                                                                  thereto Mr. O'Toole was Senior Counsel at the
                                                                  Securities and Exchange Commission in
                                                                  Washington, D.C.

KAREN L. SEAMAN                         Assistant Secretary       Corporate Counsel, Charles Schwab Investment
February 27, 1968                                                 Management, Inc.  From October 1994 to July
                                                                  1996, she was an Attorney for Franklin
                                                                  Resources, Inc.  Prior to 1994, Ms. Seaman was
                                                                  an Attorney for The Benham Group.

----------
* This Trustee is an "interested person" of the Trust.

         Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

                               COMPENSATION TABLE 1


                                                                     Pension or
                                                                     Retirement
                                                                     Benefits Accrued  Estimated Annual
                                                                     as Part of Fund   Benefits upon     Total
                                               Aggregate             Expenses from     Retirement from   Compensation
Name of Person,                                Compensation          the Fund          the Fund          from the Fund
Position                                       from the Trust        Complex 2         Complex 2         Complex 2
Charles R. Schwab,                                   0               N/A               N/A                     0
Chairman and Trustee

Timothy F                                            0               N/A               N/A                     0
McCarthy,
President and Trustee

William J. Klipp,                                    0               N/A               N/A                     0
Executive Vice
President, Chief
Operating Officer and
Trustee

Donald F. Dorward,                             $18,800               N/A               N/A               $92,000
Trustee

Robert G. Holmes,                              $18,800               N/A               N/A               $92,000
Trustee

Donald R. Stephens,                            $18,800               N/A               N/A               $92,000
Trustee

Michael W. Wilsey,                             $18,800               N/A               N/A               $92,000
Trustee


1. Figures are for the Trust's fiscal year ended August 31, 1997.

2."Fund Complex" comprises all 30 funds of the Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios.

                       TRUSTEE DEFERRED COMPENSATION PLAN

         Pursuant to exemptive relief received by the Trust from the Securities and Exchange Commission (the "SEC"), the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

         As of the date of this Statement of Additional Information, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. In the event an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

         Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account") as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account as of any date will be equal to the value the Account would have had as of that date if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, The Charles Schwab Family of Funds and Schwab Capital Trust.

         Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds. See "Investment Restrictions."

                               INVESTMENT MANAGER

         The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the Funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds Family(R), a family of 30 mutual funds with over $50 billion in assets as of August 31, 1997. The Investment Manager is an affiliate of: Schwab; the Trust's distributor; the shareholder services agent; and the transfer agent. The Advisory Agreement will continue in effect until May 20, 1998 with respect to each of the Funds, and thereafter will continue for one year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund. In either event, the continuance must also be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Fund, and will terminate automatically upon assignment.

         The Investment Manager and Schwab have guaranteed that, through at least October 31, 1998, Short Bond Fund and Total Bond Fund will not exceed 0.38% and 30%, respectively, of each Fund's average daily net assets.

         For the fiscal years ended August 31, 1995, 1996 and 1997, the investment advisory fees incurred by the Total Bond Fund, were $0 (fees were reduced by $40,554), $0 (fees were reduced by $68,000) and $0 (fees were reduced by $89,000), respectively.

         For the fiscal years ended August 31, 1995, 1996 and 1997, the investment advisory fees incurred by the Short Bond Fund were $439,000 (fees were reduced by $232,000), $453,000 (fees were reduced by $149,000) and $295,000
(fees were reduced by $234,000), respectively.

         From time to time, each Fund may compare its total operating expense ratio to the total operating expense ratio of other mutual funds or mutual fund averages with similar investment objectives as reported by Lipper Analytical Service, Inc., Morningstar, Inc. or other independent sources of such information ("independent sources").

                                   DISTRIBUTOR

         Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of the Funds' shares. Each Fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

         PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

         PFPC, Inc., at 103 Bellevue Parkway Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

         The Trust's independent accountants, Price Waterhouse LLP, 555 California Street, California, 94104, audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and each Fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

         The Funds paid no brokerage commissions for each such Fund's last three fiscal years.

         Portfolio Brokerage. The Funds typically purchase and sell securities on the over-the-counter market through dealers acting as principals for their own accounts. Accordingly, commissions are not charged on these transactions. Instead, the subject securities are sold on a "net" basis with the participating dealer(s) earning a spread (the difference between ask and bid price) on each purchase or sale. The Funds may, however, pay commissions in connection with their options transactions. When placing orders for each Fund's securities transactions, the Investment Manager uses its best judgement to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. For non-debt security trades in which Schwab is not a principal, the Investment Manager may use Schwab to execute a Fund's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                               PORTFOLIO TURNOVER

         For reporting purposes, each Fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the Fund owned during the fiscal year. When the Fund makes the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

         From time to time, each Fund may compare its portfolio turnover rate with that of other mutual funds as reported by independent sources.

         The portfolio turnover rates for the Total Bond Fund for the fiscal years ended August 31, 1996 and 1997 were 66% and 51%, respectively. The portfolio turnover rates for the Short Bond Fund for the fiscal years ended August 31, 1996 and 1997 were 80% and 71%, respectively.

         The Funds may experience higher portfolio turnover rates during their transition to their new investment strategies. Higher turnover rates generally mean higher transaction costs and may lead to higher taxable capital gains/losses.

                                      TAXES

                               FEDERAL INCOME TAX

         It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

         In order to qualify as a regulated investment company, each of the Funds must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) for taxable years beginning on or before August 5, 1997 derive less than 30% of its gross income from gains from the sale or other disposition of certain assets (including stocks and securities) held for less than three months; and (3) diversify its holdings so that at the end of each quarter of its taxable year
(i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of a Fund's investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, a Fund must distribute at least
(a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over
(ii) certain deductions attributable to that income (with certain exceptions), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

         The Code imposes a non-deductible excise tax on regulated investment companies that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If the distributions during a calendar year are less than the required amount, the Fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

         Any dividends declared by the Funds in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

         Dividends paid by the Funds from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in a Fund. Any loss on the sale or exchange of a Fund's shares held for six months or less shall be treated as a long-term capital gain distribution received on the shares. If a shareholder is not subject to tax on his income, generally the shareholder will not be taxed on amounts distributed by the Fund.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         A Fund's transactions in futures contracts and options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to a Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the corporate dividends received deduction when distributed to corporate shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds and their shareholders.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by a Fund may also be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

         The Funds may experience higher investment costs resulting from taxable capital gains/losses from selling securities during the transition from actively managed portfolios to indexing investment strategies.

                             SHARE PRICE CALCULATION

         Each Fund's net asset value per share is determined each day the New York Stock Exchange (NYSE) is open for trading as of 4:00 p.m. Eastern time. The NYSE may change its holiday closing schedule at anytime, but the following holiday closings are currently schedule for 1998: New Year's Day, Dr. Martin Luther King's Birthday (observed), President's Day, Good Friday, Memorial Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that the New York Stock Exchange or principal government securities markets closes early, such as days in advance or holidays, the Funds reserve the right to advance the time by which purchase, redemption and exchange orders must be received on that day. Shares purchased begin to earn dividends on the next business day with the following exceptions: Columbus Day and Veterans Day. The Funds value their portfolio securities daily based on their fair value. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices.

         Investments in mutual funds are valued at their respective net asset values, as determined by those funds. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the Board of Trustees guidelines. Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale) are valued at fair value as determined in good faith pursuant to the Trust's Board of Trustees guidelines.

         Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value.

         From time to time, each Fund may report its net asset value per share over a specified period. Each Fund's net asset value, for the periods set forth, may be compared to net asset values for other mutual funds with similar investment objectives as reported by independent sources.

                             TOTAL RETURN AND YIELD

                            STANDARDIZED TOTAL RETURN

         Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, a Fund assumes the reinvestment of all distributions at net asset value on applicable reinvestment dates.

                          NONSTANDARDIZED TOTAL RETURN

         Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

         A Fund may also advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

                                      YIELD

         A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific 30-day period. This net investment income is then annualized, which means that the net investment income generated during the 30-day period is assumed to be generated in each 30-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

         A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded monthly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                             COMPARATIVE PERFORMANCE

         Each Fund's performance may be compared to various unmanaged bond indexes in addition to the Lehman Brothers Short (1-5) Government/Corporate Index and the unmanaged Lehman Brothers Aggregate Bond Index, including but not limited to, the Salomon Brothers High Grade Index, the Shearson Lehman Government/Corporate Bond Index, the Merrill Lynch Government/Corporate Bond Master Index and to Lipper Analytical Services, Inc. averages and Morningstar, Inc. rankings.

         The following tables illustrate the historical total return of securities comprising the indexes beginning calendar year end December 31, 1976 through calendar period end September 30, 1997. This historical information is not indicative of any future trend of the Funds or the particular market sectors that the Indexes represent.

               DATE                         AGGREGATE BOND INDEX             GOVERNMENT/CORPORATE INDEX
           Dec. 31, 1976                           15.60                               10.87
           Dec. 31, 1977                            3.04                                3.62
           Dec. 31, 1978                            1.39                                2.97
           Dec. 31, 1979                            1.93                                7.09
           Dec. 31, 1980                            2.71                                7.82
           Dec. 31, 1981                            6.25                               11.78
           Dec. 31, 1982                           32.62                               23.62
           Dec. 30, 1983                            8.36                                8.96
           Dec. 31, 1984                           15.15                               14.19
           Dec. 31, 1985                           22.10                               15.53
           Dec. 31, 1986                           15.26                               11.39
           Dec. 31, 1987                            2.76                                5.01
           Dec. 30, 1988                            7.89                                6.29
           Dec. 31, 1989                           14.53                               11.70
           Dec. 31, 1990                            8.96                                9.69
           Dec. 31, 1991                           16.00                               13.14
           Dec. 31, 1992                            7.40                                6.83
           Dec. 31, 1993                            9.75                                7.10
           Dec. 31, 1994                           -2.92                               -0.72
           Dec. 31, 1995                           18.47                               12.88
           Dec. 31, 1996                            3.63                                4.67
           Sept. 30, 1997                           6.52                                5.21

                               GENERAL INFORMATION

         The Trust was organized as a business trust under the laws of Massachusetts on October 26, 1990 and may issue an unlimited number of shares of beneficial interest in one or more investment portfolios or series ("Series"). Currently, shares of seven Series are offered. The Board of Trustees may authorize the issuance of shares of additional Series if it deems it desirable. Shares within each Series have equal, noncumulative voting rights and equal rights as to dividends, assets and liquidation of such Series.

         Shares will vote by Series and not in the aggregate (for example, when voting to approve the investment advisory agreement), except when voting in the aggregate is permitted under the 1940 Act, such as for election of trustees.

         The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) removal of Trustees if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determining whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and
(6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

         Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustee have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

         Upon the written request of 10 or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

         The Bylaws provide that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum, unless otherwise provided by the 1940 Act or other applicable law. Thus, even if less than a majority of shareholders were represented, a meeting of the Trust's shareholders could occur. Attending shareholders would in such case be permitted to take action not requiring the vote of more than a majority of a quorum. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust, and certain amendments of the Declaration of Trust, could not be decided at such a meeting; nor could matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

         Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                         PRINCIPAL HOLDERS OF SECURITIES


         As of December 19, 1997, Charles Schwab Trust Company, 101 Montgomery street, San Francisco, California 94104 directly or beneficially owned approximately 5.3% of the Short Bond Fund. Also on this date, Morgan Stanley Trust Company as custodian for the Schwab Asset Director(R) - Balanced Growth Fund, 1 Pierrepont Plaza, Brooklyn, NY 11201 directly or beneficially owned approximately 64% of the Short Bond Fund.


         In addition, as of October 8, 1997, the officers and trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

         For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                        PURCHASE AND REDEMPTION OF SHARES

         Each Fund has set minimum initial and subsequent investment requirements, as disclosed in the Prospectus. These minimum investment requirements may be changed at any time and are not applicable to certain types of investors. The Trust may waive the minimums for purchases by Trustees, Directors, officers or employees of the Trust, Schwab or the Investment Manager.

         The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of the Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in the Prospectus of the Fund affected under "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

         All orders to purchase shares of the Funds are subject to acceptance by the Funds and are not binding until confirmed or accepted in writing. Any purchase which would result in a single shareholder owning shares with a value of more than 10% of a Fund's assets or $3 million, whichever is greater, are subject to prior approval by that Fund.

         Payment for redeemed shares will be credited directly to your Schwab account no later than 7-days after the Fund or Schwab receives your redemption instructions in proper form. Redemption proceeds will then be held there or mailed to you depending on the account standing instructions you have selected.

         An exchange involves the redemption of Fund shares and the purchase of shares of any SchwabFunds of your choice. An exchange of shares will be treated as a sale and purchase of the shares for federal income tax purposes.

         Due to the relatively high cost of maintaining accounts with smaller holdings, each Fund reserves to right to redeem a shareholder's shares if, as a result of redemptions, the aggregate value of a shareholder's holdings in that Fund drops below the Fund's minimum balance requirement. Shareholders will be notified in writing 30 days before the Fund takes such action to allow them to increase their holdings to at least the minimum level. Shares of each Fund will be automatically redeemed should the Schwab account in which they are carried be closed.

                                OTHER INFORMATION

         The Prospectus and Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

         Each Fund's financial statements and financial highlights for the fiscal year ended August 31, 1997 are included in each Fund's Annual Report, which is a separate report supplied with this Statement of Additional Information. Each Fund's financial statements and financial highlights are incorporated herein by reference.

         THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

         Lower-quality debt securities are sometimes referred to as "junk bonds," and are considered more speculative and subject too greater risk. Some junk bonds may already be in default, i.e., failed to meet their interest and/or principal payment obligations. From time to time, each Fund may report the percentage of its assets which fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

         Moody's rates the bonds it judges to be of the best quality Aaa. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues. Bonds carrying an Aa designation are deemed to be of high quality by all standards. Together with Aaa rated bonds, they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because they may enjoy relatively lower margins of protection, fluctuations of protective elements may be of greater amplitude or there may be other factors present which make them appear to be subject to somewhat greater long-term risks. A rated bonds are considered as upper-medium grade obligations as they possess many favorable investment attributes. Bonds designated Baa are considered medium grade in that they are not highly protected nor poorly secured. Interest payments and principal security appear to be adequate at the present, but they may lack certain protective elements or be characteristically unreliable over any great length of time. Baa bonds do not have any outstanding investment characteristics and do have speculative characteristics.

                          STANDARD & POOR'S CORPORATION

         AAA is the highest rating assigned by S&P to a bond and indicates the issuer's extremely strong capacity to pay interest and repay principal. An AA rating denotes a bond whose issuer has a very strong capacity to pay interest and repay principal and differs from an AAA rating only in small degree. A ratings are given to debt which has a strong capacity to pay interest and repay principal but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than higher rated debt. BBB debt indicates the issuer is regarded by S&P as having an adequate capacity to pay interest and repay principal. These securities appear to have adequate protection, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher categories.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff confers an AAA designation to bonds of issuers with the highest credit quality. The risk factors associated with these bonds are negligible, being only slightly more than for risk-free U.S. Treasury debt. AA rated bonds are of high credit quality and have strong protection factors. The risks associated with them are modest but may vary slightly from time to time because of economic conditions. An A rating indicates that the protection factors are average but adequate. The risk factors, however, are more variable and greater in periods of economic stress. BBB rated debt has protection factors that are below average but still sufficient for prudent investment. There is considerable variability in the risk of BBB rated debt during economic cycles.

                          FITCH INVESTOR SERVICES, INC.

         AAA is the highest rating Fitch assigns to bonds, and indicates the obligor's exceptionally strong ability to pay interest and repay principal. Bonds which Fitch considers of very high credit quality, and the obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA, is rated AA. An A rating is given to show high credit quality and the issuer's ability to pay interest and repay principal is strong, but there is more vulnerability to economic conditions and circumstances than higher rated debt. BBB bonds are considered investment grade, where the issuer has adequate ability to pay interest and repay principal. Bonds rated BBB are more susceptible to adverse changes in economic conditions and circumstances, thus these bonds are more likely to fall below investment grade or have the timeliness of their payments impaired.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

         Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

         An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                      IBCA

         Obligations supported by the highest capacity for timely repayment are rated A1+. An A1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated A2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

         Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

         A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                         DUFF & PHELPS CREDIT RATING CO.

         Duff-1 is the highest commercial paper rating assigned by Duff. Three gradations exist within this rating category: A Duff-1+ rating indicates the highest certainty of timely payment (issuer short-term liquidity is found to be outstanding and safety is deemed to be just below that of risk-free short-term U.S. Treasury obligations), a Duff-1 rating signifies a very high certainty of timely payment (issuer liquidity is determined to be excellent and risk factors are considered minor) and a Duff-1- rating denotes high certainty of timely payment (issuer liquidity factors are strong and risk is very small). A Duff-2 rating indicates a good certainty of timely payment. Liquidity factors and company fundamentals are sound and risk factors are small.

                          FITCH INVESTORS SERVICE, INC.

         F-1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F-1 reflect an assurance of timely payment only slightly less than issues rated F-1+. Issues assigned an F-2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                    COMMERCIAL PAPER, SHORT-TERM OBLIGATIONS
                     AND DEPOSIT OBLIGATIONS ISSUED BY BANKS

                             THOMSON BANKWATCH (TBW)

         TBW-1 is the highest category and indicates the degree of safety regarding timely repayment of principal and interest is very high. TBW-2 is the second highest category and while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                                     PART C

                                OTHER INFORMATION
                                January 16, 1998

                               SCHWAB INVESTMENTS


Item 24.    Financial Statements and Exhibits.

(a)    Financial Statements

      1. Financial Statements and financial highlights included in the Annual Reports for the Schwab 1000 Fund(R), Schwab Short-Term Bond Market Index Fund (formerly Schwab Short/Intermediate Government Bond Fund), Schwab Total Bond Market Index Fund (formerly Schwab Long-Term Government Bond Fund), Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long Term Tax-Free Bond Fund for the fiscal year ended August 31, 1997, were filed on October 28, 1997 pursuant to Rule 30d-1 under the 1940 Act, and are incorporated herein by reference.

(b)   Exhibits:

      (1)            --   Agreement and Declaration of Trust dated October 29,
                          1990, was filed and is incorporated by reference as
                          Exhibit 1 to Post-Effective Amendment No. 22 to
                          Registrant's Registration Statement on Form N-1A, filed on December 30, 1997.

      (2)            --   Amended and Restated By-Laws were filed and are
                          incorporated by reference as Exhibit 2 to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1997.

      (3)            --   Inapplicable.

      (4)    (a)     --   Article III, Section 5, Article V, Article VI, Article
                          VIII, Section 4 and Article IX, Sections 1, 5 and 7 of the Agreement and Declaration of Trust were filed and are incorporated by reference to Exhibit 1
                          Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1997.

             (b)     --   Article 9, Article 10, Section 6, and Article 11 of
                          the Amended and Restated By-Laws were filed and are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A filed on December
                          30, 1997.

      (5)    (a)     --   Investment Advisory and Administration Agreement
                          between Registrant and Charles Schwab Investment
                          Management, Inc. (the "Investment Manager") was filed and is incorporated by reference as Exhibit 5(a) to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1997.

             (b)     --   Amended Schedules to Investment Advisory and
                          Administration Agreement referred to at Exhibit 5(a) above were filed and are incorporated by reference as
                          Exhibit 5(b) to Post-Effective Amendment No. 22 to

                          Registrant's Registration Statement on Form N-1A, filed on December 30, 1997.

      (6)            --   Distribution Agreement between Registrant and Charles
                          Schwab & Co., Inc. ("Schwab") was filed and is incorporated by reference as Exhibit 6 to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1997.

      (7)            --   Inapplicable.

      (8)    (a)     --   Custodian Services Agreement between Registrant and
                          PNC Bank, National Association (formerly Provident
                          National Bank) was filed and is incorporated by reference as Exhibit 8(a) to Post-Effective Amendment
                          No. 22 to Registrant's Registration Statement on Form
                          N-1A, filed on December 30, 1997.

             (b)     --   Amendment No. 1 to Custodian Services Agreement
                          referred to at Exhibit 8(a) above was filed and is incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 13 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          29, 1996.

             (c)     --   Amendment No. 2 to Custodian Services Agreement
                          referred to at Exhibit 8(a) above was filed and is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No.14 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1996.

             (d)     --   Amended Schedule to the Custodian Services Agreement
                          referred to at Exhibit 8(a) above was filed and is incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1997.

             (e)     --   Transfer Agency Agreement between the Registrant and
                          Schwab was filed and is incorporated by reference to
                          Exhibit 8(e) to Post-Effective Amendment No. 22 to
                          Registrant's Registration Statement on Form N-1A, filed on December 30, 1997.

             (f)     --   Amended Schedules to the Transfer Agency Agreement
                          referred to at Exhibit 8(e) above were filed and are incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1997.

             (g)     --   Shareholder Service Agreement between the Registrant
                          and Schwab was filed and is incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 22 to
                          Registrant's Registration Statement on Form N-1A, filed on December 30, 1997.

             (h)     --   Form of Amended Schedules to the Shareholder Services
                          Agreement referred to at Exhibit 8(g) above were filed and are incorporated by reference as Exhibit 8(h) to Post-Effective Amendment No. 21 to Registrant's
                          Registration Statement on Form N-1A, filed December
                          15, 1997.

             (i)     --   Accounting Services Agreement between Registrant and
                          Provident Financial Processing Corporation was filed and is incorporated by reference to Exhibit

                          8(i) to Post-Effective Amendment No. 22 to
                          Registrant's Registration Statement on Form N-1A filed on December 30, 1997.

             (j)     --   Amendment No. 1 to Accounting Services Agreement
                          referred to at Exhibit 8(i) above was filed and is incorporated by reference to Exhibit 8(j) to Post-Effective Amendment No. 13 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          29, 1996.

             (k)     --   Amendment No. 2 to Accounting Services Agreement
                          referred to at Exhibit 8(i) above was filed and is incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 14 to Registrant's
                          Registration Statement on Form N-1A, filed on December
                          30, 1996.

             (l)     --   Amended Schedule to the Accounting Services Agreement
                          referred to at Exhibit 8(i) above was filed and is incorporated by reference to Exhibit 8(l) to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A filed on December
                          30, 1997.

      (9)            --   Inapplicable.

      (10)           --   Opinion of Counsel as to the legality of the
                          securities being registered is filed electronically as
                          Exhibit 10.

      (11)          (a)   Consent of Counsel is filed electronically as Exhibit
                          11(a).

                    (b) Consent of Auditors is filed electronically as Exhibit 11(b).

      (12)           --   Inapplicable.

      (13)           --   Purchase Agreement relating to shares of the Schwab
                          Short/Intermediate Tax-Free Bond Fund, Schwab
                          California Short/Intermediate Tax-Free Bond Fund and
                          Schwab Long-Term Government Bond Fund (formerly,
                          Schwab Long-Term U.S. Government Bond Fund) was filed and is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A filed on December
                          30, 1997.

      (14)           --   Inapplicable.

      (15)           --   Inapplicable.

      (16)   (a)     --   Performance Calculations for Schwab California
                          Long-Term Tax-Free Bond Fund and Schwab Short-Term
                          Bond Market Index Fund (formerly Schwab
                          Short/Intermediate Government Bond Fund) were filed and are incorporated by reference to Exhibit 16(a) to Post-Effective Amendment No. 21 to Registrant's
                          Registration Statement on Form N-1A filed on December
                          15, 1997.

             (b)     --   Performance Calculation for Schwab 1000 fund(R) was
                          filed and is incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A filed on December
                          30, 1997.

      (17)   (a)     --   Financial Data Schedule for Schwab 1000 Fund(R) was
                          filed and is incorporated by reference to Exhibit
                          17 to Post-Effective Amendment No. 22 to Registrant's
                          Registration Statement on Form N-1A filed on
                          December 30, 1997.

             (b)     --   Financial Data Schedule for Schwab Short-Term Bond
                          Market Index Fund (formerly Schwab Short/Intermediate
                          Government Bond Fund), was filed and is incorporated by reference to Exhibit 17 to Post-Effective Amendment
                          No. 21 to Registrant's Registration Statement on Form
                          N-1A, filed December 15, 1997.

             (c)     --   Financial Data Schedule for Schwab Total Bond Market
                          Index Fund (formerly Schwab Long-Term Government Bond
                          Fund) Fund was filed and is incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 21 to
                          Registrant's Registration Statement on Form N-1A, filed December 15, 1997.

             (d)     --   Financial Data Schedule for Schwab Short/Intermediate
                          Tax-Free Bond Fund was filed and is incorporated by reference to Exhibit 17 to Post-Effective Amendment
                          No. 21 to Registrant's Registration Statement on Form
                          N-1A, filed December 15, 1997.

             (e)     --   Financial Data Schedule for Schwab Long-Term Tax-Free
                          Bond Fund was filed and is incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 21 to
                          Registrant's Registration Statement on Form N-1A, filed December 15, 1997.

             (f)     --   Financial Data Schedule for Schwab California
                          Short/Intermediate Tax-Free Bond Fund was filed and is incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 21 to Registrant's
                          Registration Statement on Form N-1A, filed December
                          15, 1997.

             (g)     --   Financial Data Schedule for Schwab California
                          Long-Term Tax-Free Bond Fund was filed and is incorporated by reference to Exhibit 17 to Post-Effective Amendment No. 21 to Registrant's
                          Registration Statement on Form N-1A, filed December
                          15, 1997.

      (18)           --   Registrant's Multiple Class Plan for Schwab 1000
                          Fund(R)-Investor Shares and Schwab 1000 Fund-Select
                          Shares is incorporated by reference to Post-Effective
                          Amendment No. 17 to the Registrant's Registration
                          Statement on Form N-1A filed on August 15, 1997.


Item 25.    Persons Controlled by or under Common Control with the Registrant.

            The Charles Schwab Family of Funds (the "Schwab Fund Family"), Schwab Capital Trust and Schwab Annuity Portfolios are each Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each is advised by the Investment Manager and employs Schwab as principal underwriter, transfer agent and shareholder services agent. As a result, the Schwab Fund Family, Schwab Capital Trust and Schwab Annuity Portfolios may each be deemed to be under common control with Registrant.

Item 26.    Number of Holders Securities.

            As of December 19, 1997 the number of record holders of shares of beneficial interest for the Series of Registrant:

   Title of Class                                     Number of Record Holders
   --------------                                     ------------------------
   Schwab 1000 Fund(R) - Investor Shares              1 (for the benefit of 191,473 accounts)

   Schwab 1000 Fund - Select Shares(TM)               1 (for the benefit of 4,913 accounts)

   Schwab Total Bond Market Index Fund (formerly      1 (for the benefit of 2,180 accounts)
   known as Schwab Long-Term Government Bond
   Fund)

   Schwab Short-Term Bond Market Index Fund           1 (for the benefit of 8,560 accounts)
   (formerly known as Schwab Short/Intermediate
   Government Bond Fund)

   Schwab Long-Term Tax-Free Bond Fund                1 (for the benefit of 2,450 accounts)

   Schwab Short/Intermediate Tax-Free Bond Fund       1 (for the benefit of 2,474 accounts)

   Schwab California Long-Term Tax-Free Bond Fund     1 (for the benefit of 3,852 accounts)

   Schwab California Short/Intermediate Tax-Free      1 (for the benefit of 2,134 accounts)
   Bond Fund

Item 27.    Indemnification.

            Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated herein by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 28.    Business and Other Connections of Investment Manager.

            (a) Information pertaining to business and other connections of Registrant's Investment Manager is hereby incorporated by reference to the section of the Prospectuses captioned "Management of the Fund(s)" and to the section of the Statement of Additional Information captioned "Management of the Trust."

            Registrant's Investment Manager, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as Investment Manager to the Schwab Fund Family, also serves as the Investment Manager to Schwab Capital Trust and Schwab Annuity Portfolios, each an open-end management investment company. The principal place of business of the Investment Manager is 101 Montgomery Street, San Francisco, California 94104. The only business in which the Investment Manager engages is that of investment manager and administrator to Registrant, Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future.

            (b) The business, profession, vocation or employment of a substantial nature in which each director and/or executive officer of Schwab and/or the Investment Manager is or has been engaged during the past two fiscal years for his or her own account in the capacity of director, officer, employee, partner or trustee is as follows:


Name and Position
 with Registrant             Name of Company                                Capacity
-----------------            ---------------                                --------
Karen W. Chang               Charles Schwab & Co., Inc.                     Enterprise President

John P. Coghlan              Charles Schwab & Co., Inc.                     Enterprise President

                             The Charles Schwab Corporation                 Executive Vice President

                             The Charles Schwab Trust Company               President, Chief Executive
                                                                            Officer and Director

                             Schwab Retirement Plan Services, Inc.          Director

Frances Cole,                Charles Schwab Investment Management, Inc.     Senior Vice President, Chief
Secretary                                                                   Counsel, Chief Compliance
                                                                            Officer and Assistant
                                                                            Corporate Secretary

Linnet F. Deily              Charles Schwab & Co., Inc.                     Enterprise President

Christopher V. Dodds         Charles Schwab & Co., Inc.                     Controller and Senior Vice
                                                                            President

                             The Charles Schwab Corporation                 Treasurer and Senior Vice
                                                                            President

                             Mayer & Schweitzer, Inc.                       Treasurer

Carrie Dwyer                 Charles Schwab & Co., Inc.                     Executive Vice President

Wayne W. Fieldsa             Charles Schwab & Co., Inc.                     Executive Vice President

Lon Gorman                   Charles Schwab & Co., Inc.                     Enterprise President

James M. Hackley             Charles Schwab & Co., Inc.                     Executive Vice President

Cynthia K. Holbrook          The Charles Schwab Corporation                 Assistant Corporate Secretary

Name and Position
 with Registrant             Name of Company                                Capacity
-----------------            ---------------                                --------
                             Charles Schwab  & Co., Inc.                    Assistant Corporate Secretary

                             Charles Schwab Investment Management,          Corporate Secretary
                             Inc.
                                                                            Assistant Corporate Secretary
                             The Charles Schwab Trust Company
                             Mayer & Schweitzer                             Secretary

Colleen M. Hummer            Charles Schwab & Co., Inc.                     Senior Vice President

William J. Klipp,            Charles Schwab & Co., Inc.                     Executive Vice President
Trustee, Executive Vice
President and Chief
Operating Officer

                             Charles Schwab Investment Management, Inc.     President and Chief Operating
                                                                            Officer

Daniel O. Leemon             The Charles Schwab Corporation                 Executive Vice President

                             Charles Schwab & Co., Inc.                     Executive Vice President and
                                                                            Chief Strategy Officer

Dawn G. Lepore               Charles Schwab & Co., Inc.                     Executive Vice President and
                                                                            Chief Information Officer

                             The Charles Schwab Corporation                 Executive Vice President and
                                                                            Chief Information Officer

David H. Lui,                Charles Schwab Investment Management, Inc.     Vice President and Senior
Assistant Secretary                                                         Counsel

Susanne D. Lyons             Charles Schwab & Co., Inc.                     Enterprise President

Amy L. Mauk                  Charles Schwab Investment Management,          Corporate Counsel
Assistant Secretary          Inc.

Timothy F. McCarthy          Charles Schwab & Co., Inc.                     President and Chief
                                                                            Operating Officer

                             The Charles Schwab Corporation                 Executive Vice President

                             Jardine Fleming Unit Trusts Ltd.               Chief Executive Officer
                                                                            until October 1995

                             Fidelity Investment Advisor Group              President until 1994

                             Mayer & Schweitzer, Inc.                       Director

Peter J. McIntosh            Charles Schwab & Co., Inc.                     Executive Vice President

Name and Position
 with Registrant             Name of Company                                Capacity
-----------------            ---------------                                --------
Matthew M. O'Toole,          Charles Schwab Investment Management, Inc.     Corporate Counsel
Assistant Secretary

David S. Pottruck            Charles Schwab & Co., Inc.                     Chief Executive Officer and
                                                                            Director

                             The Charles Schwab Corporation                 President, Co-Chief
                                                                            Executive Officer, Chief
                                                                            Operating Officer and
                                                                            Director

                             Schwab Holdings, Inc.                          Director

                             Schwab Retirement Plan Services, Inc.          Director

                             Charles Schwab Limited                         Director

                             Charles Schwab Investment Management, Inc.     Director

                             Mayer & Schweitzer, Inc.                       Director

                             Performance Technologies, Inc.                 Director

                             Schwab (SIS) Holdings, Inc. I                  President, Chief Operating
                                                                            Officer and Director

                             Schwab International Holdings, Inc.            President, Chief Operating
                                                                            Officer and Director

Ronald W. Readmond           Charles Schwab & Co., Inc.                     Vice Chairman and Director
                                                                            until January 1996; Senior
                                                                            Executive Vice President and
                                                                            Chief Operating Officer
                                                                            until January 1995

                             The Charles Schwab Corporation                 Executive Vice President
                                                                            until January 1996; Senior
                                                                            Executive Vice President
                                                                            until January 1995

                             Mayer & Schweitzer, Inc.                       Director until January 1996

Gideon Sasson                Charles Schwab & Co., Inc.                     Enterprise President

Beth Sawi                    The Charles Schwab Corporation                 Executive Vice President

                             Charles Schwab & Co., Inc.                     Executive Vice President
                                                                            until December 1997
Steven L. Scheid             Charles Schwab & Co., Inc.                     Executive Vice President,
                                                                            Chief Financial Officer and
                                                                            Director

Name and Position
 with Registrant             Name of Company                                Capacity
-----------------            ---------------                                --------
                             The Charles Schwab Corporation                 Executive Vice President
                                                                            and Chief Financial Officer

                             Schwab Holdings, Inc.                          Executive Vice President,
                                                                            Chief Financial Officer and
                                                                            Director

                             Charles Schwab Investment Management, Inc.     Chief Financial Officer and
                                                                            Director

                             The Charles Schwab Trust Company               Chief Financial Officer and
                                                                            Director

                             Charles Schwab Limited                         Finance Officer and Director

                             Schwab Retirement Plan Services, Inc.          Director

                             Performance Technologies, Inc.                 Director

                             Mayer & Schweitzer, Inc.                       Director

                             Schwab (SIS) Holdings, Inc. I                  Chief Financial Officer and
                                                                            Director

                             Schwab International Holdings, Inc.            Chief Financial Officer and
                                                                            Director

Charles R. Schwab,           Charles Schwab & Co., Inc.                     Chairman and Director
Chairman and Trustee
                             The Charles Schwab Corporation                 Chairman, Co-Chief Executive
                                                                            Officer and Director

                             Schwab Holdings, Inc.                          Chairman, Chief Executive
                                                                            Officer and  Director

                             Charles Schwab Investment Management, Inc.     Chairman and Director

                             The Charles Schwab Trust Company               Chairman and Director

                             Mayer & Schweitzer, Inc.                       Chairman and Director

                             Schwab Retirement Plan Services, Inc.          Chairman and Director

                             Charles Schwab Limited                         Chairman, Chief Executive
                                                                            Officer and Director

                             Performance Technologies, Inc.                 Chairman and Director

                             TrustMark, Inc.                                Chairman and Director

                             Schwab (SIS) Holdings, Inc. I                  Chairman, Chief Executive

Name and Position
 with Registrant             Name of Company                                Capacity
-----------------            ---------------                                --------
                                                                            Officer and Director

                             Schwab International Holdings, Inc.            Chairman, Chief Executive
                                                                            Officer and Director

                             The Gap, Inc.                                  Director

                             Transamerica Corporation                       Director

                             AirTouch Communications                        Director

                             Siebel Systems                                 Director

Karen L. Seaman,             Charles Schwab Investment Management, Inc.     Corporate Counsel
Assistant Secretary

Tom D. Seip                  Charles Schwab & Co., Inc.                     Enterprise President

                             The Charles Schwab Corporation                 Executive Vice President

                             Charles Schwab Investment Management, Inc.     Chief Executive Officer

Leonard Short                Charles Schwab & Co., Inc.                     Executive Vice President

Lawrence J. Stupski          Charles Schwab & Co., Inc.                     Director until February
                                                                            1995; Vice Chairman until
                                                                            August 1994

                             The Charles Schwab Corporation                 Vice Chairman and Director;
                                                                            Chief Operating Officer
                                                                            until March 1994

                             Mayer & Schweitzer, Inc.                       Director until February 1995

                             The Charles Schwab Trust Company               Director until December 1996

Mary B. Templeton            Charles Schwab Investment Management, Inc.     Assistant Corporate
                                                                            Secretary until September
                                                                            1997

                             The Charles Schwab Corporation                 Senior Vice President,
                                                                            General Counsel and
                                                                            Corporate Secretary until
                                                                            September 1997

                             Charles Schwab  & Co., Inc.                    Senior Vice President,
                                                                            General Counsel and
                                                                            Corporate Secretary until
                                                                            September 1997

                             Mayer & Schweitzer                             Assistant Corporate
                                                                            Secretary until September 1997

Name and Position
 with Registrant             Name of Company                                Capacity
-----------------            ---------------                                --------
                             The Charles Schwab Trust Company               Assistant Corporate
                                                                            Secretary until February
                                                                            1996 until September 1997

Tai-Chin Tung,               Charles Schwab & Co., Inc.                     Vice President
Treasurer and Principal
Financial Officer

                             Charles Schwab Investment Management, Inc.     Controller


                             Robertson Stephens Investment Management,      Controller until 1996
                             Inc.

Luis E. Valencia             Charles Schwab & Co., Inc.                     Executive Vice President and
                                                                            Chief Administrative Officer

                             The Charles Schwab Corporation                 Executive Vice President and
                                                                            Chief Administrative Officer

                             Commercial Credit Corporation                  Managing Director until
                                                                            February 1994

Stephen B. Ward,             Charles Schwab Investment Management, Inc.     Senior Vice President and
Senior Vice President and                                                   Chief Investment Officer
Chief Investment Officer



Item 29.    Principal Underwriters.

            (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab currently also acts as principal underwriter for the Schwab Fund Family, Schwab Capital Trust, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

            (b) See Item 28(b) for information on the officers and directors of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

            (c)  Not applicable.

Item 30.    Location of Accounts and Records.

            All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of: Registrant (transfer agency and shareholder records); Registrant's investment manager and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's Custodian, PNC Bank, National Association, Broad and Market Streets, Philadelphia, Pennsylvania 19809 (ledgers, receipts, and brokerage orders); Registrant's fund accountants, PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809; or Ropes & Gray, counsel to Registrant, 1301 K

Street, N.W., Suite 800 East, Washington, District of Columbia, 20005 (minute books, bylaws, and declaration of trust).

Item 31.    Management Services.

            Not applicable.

Item 32.    Undertakings.

            (a) Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other Shareholders as required by Section (16) of the 1940 Act.

            (b) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest Annual Report to Shareholders upon request and without charge.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 23 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on the 16th day of January, 1998.


                                    SCHWAB INVESTMENTS
                                    Registrant

                                    Charles R. Schwab*
                                    Charles R. Schwab, Chairman

            Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 16th day of January, 1998.

Signature                           Title

Charles R. Schwab*                  Chairman and Trustee
Charles R. Schwab

Tom D. Seip*                        President and Trustee
Tom D. Seip

William J. Klipp*                   Executive Vice President, Trustee and
William J. Klipp                    Chief Operating Officer

Donald F. Dorward*                  Trustee
Donald F. Dorward

Robert G. Holmes*                   Trustee
Robert G. Holmes

Donald R. Stephens*                 Trustee
Donald R. Stephens

Michael W. Wilsey*                  Trustee
Michael W. Wilsey

Tai-Chin Tung**                     Treasurer and Principal Financial Officer
Tai-Chin Tung

*By: /s/ Alan G. Priest
     Alan G. Priest, Attorney-in-Fact
     pursuant to Powers of Attorney previously filed.

                                  Exhibit Index

Exhibit

      (10)           --   Opinion of Counsel

      (11)          (a)   Consent of Counsel

                    (b)   Consent of Auditors